UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21712

Clough Global Equity Fund

(exact name of Registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Secretary

Clough Global Equity Fund

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-256-8445

Date of fiscal year end: October 31

Date of reporting period: November 1, 2019 – April 30, 2020

Item 1. Reports to Stockholders.

Section 19(b) Disclosure

April 30, 2020 (Unaudited)

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund” and collectively, the “Funds”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Trustees (the “Board”), have adopted a plan, consistent with each Fund’s investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, until July 2019, each Fund paid monthly distributions in an annualized amount of not less than 10% of the respective Fund’s average monthly net asset value (“NAV”). From August 2019 to July 2021, each Fund will pay monthly distributions in an amount not less than the average distribution rate of a peer group of closed-end funds selected by the Board.

Under the Plan, each Fund will distribute all available investment income to its shareholders, consistent with each Fund’s primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, each Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases to enable each Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance on net asset value is presented in its financial highlights table.

Until July 2021, each Board may amend, suspend or terminate each Fund’s Plan without prior notice if the Board determines in good faith that continuation would constitute a breach of fiduciary duty or would violate the Investment Company Act of 1940. The suspension or termination of the Plan could have the effect of creating a trading discount (if a Fund’s stock is trading at or above net asset value) or widening an existing trading discount. Each Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Notes to Financial Statements in the Annual Report to Shareholders for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for each Fund’s current fiscal period. Section 19(a) notices for each Fund, as applicable, are available on the Clough Global Closed-End Funds website www.cloughglobal.com.

Clough Global Funds	Table of Contents

Shareholder Letter & Portfolio Allocation
Clough Global Dividend and Income Fund	2
Clough Global Equity Fund	6
Clough Global Opportunities Fund	10

Statement of Investments
Clough Global Dividend and Income Fund	14
Clough Global Equity Fund	18
Clough Global Opportunities Fund	22

Statements of Assets and Liabilities	27

Statements of Operations	28

Statements of Changes in Net Assets	29

Statements of Cash Flows	32

Financial Highlights
Clough Global Dividend and Income Fund	34
Clough Global Equity Fund	35
Clough Global Opportunities Fund	36

Notes to Financial Statements	37

Dividend Reinvestment Plan	55

Additional Information
Fund Proxy Voting Policies & Procedures	56
Portfolio Holdings	56
Notice	56
Section 19(A) Notices	56

Investment Advisory Agreement Approval	57

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.cloughglobal.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-866-226-8017, from 8am to 5pm CT, to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-866-226-8017.

Clough Global Dividend and Income Fund	Shareholder Letter
April 30, 2020 (Unaudited)

To Our Investors,

First, we at Clough Capital Partners L.P. extend our best wishes to all our relationships in this extraordinary time, and hope this update finds you safe and healthy. Our investment team, along with our in-house trading, legal, finance, IT, distribution, and compliance colleagues are up and running seamlessly thanks to the important investments we have made in our infrastructure during our 20-year history.

The Clough Global Dividend and Income Fund (“GLV” or the “Fund”) was down -15.39% on net asset value (“NAV”) and -17.57% on market price for the first six months of the Fund’s fiscal year. The Fund’s benchmark, the 50% Bloomberg Barclays US Aggregate Bond Index/50% MSCI World Index, was down -0.78% for the same period.

The fiscal first half performance (November 1, 2019 – April 30, 2020) for the Fund bore the brunt of a full-blown panic over the coronavirus (COVID-19) attack and subsequent economic shutdown. The stock market decline in March reflected the most intensive scramble for cash ever. Forced deleveraging occurred in hedge funds, mortgage real estate investment trusts (“REITs”) and other traditional users of leverage. The speed and extent of the decline was exceeded only twice in the last 100 years, during the Great Depression and the Global Financial Crisis in 2007-2008. By the end of April, the Federal Reserve (the “Fed”) and U.S. Department of Treasury were responding with the strongest reflationary effort since WWII.

These new programs are likely, in our view, to put enough cash in the economy to turn or at least stem the tide for both the economy and financial markets. The blizzard of announcements from the Treasury and the Fed include cash payments to individuals, small business loans, and various related grants. This infusion of liquidity potentially amounts to 35 to 40% of gross domestic product (“GDP”), an impressive sum. Now authorized to buy paper in unlimited amounts, from banks and non-banks alike, the central bank is trying to make sure there are no cash shortages anywhere in the economy. We think this is likely to support the financial markets while the COVID-19 infection rate levels off. Liquidity being injected into capital markets will go somewhere, and it will still be there when the COVID-19 crisis passes. In the meantime, many stocks are down significantly and valuations for equities are currently much more attractive.

The Fund is using the current market dislocations to make significant investments in technology, healthcare, the emerging mortgage cycle, and attractive income from COVID-19-free sectors in the corporate bond market. We still believe more than ever in a lower for longer interest rate environment. In addition to long duration U.S. Treasuries, the Fund also expressed a low rate view by holding Eurodollar futures (Eurodollars are U.S. bank deposits held abroad and their values rise as the rates on bank deposit decline, which of course is happening). This type of approach is likely to be an effective tool, in our view, if deposit rates go negative.

Technology still has strong tailwinds. For one, we think cloud spending won’t slow. The months of being trapped and tethered to our homes will show us that telecommuting works. Broadband use for work, entertainment, and shopping is surging during the pandemic lockdown and we think that will speed up the 6 GHz mid-band spectrum that is so useful for the rollout of 5G. In any event, demand for 5G services will likely explode. The growth in the uses of artificial intelligence and machine learning will also likely spur a far more rapid buildout of 5G capability.

In March, the focus on healthcare quickly switched from the presidential race to COVID-19 with its unprecedented demand shock. The pandemic has delayed non-essential medical procedures, slowed clinical trials, and interrupted new drug and medical device launches. But it has also created opportunities by accelerating the shift toward virtual care and telemedicine, innovative pharmaceutical and biotech development, and new vaccines and treatments for this treacherous disease. The solution to the economic shutdown will be found in science and biology. While the government stimulus is important to reviving the economy, isolating and launching a treatment that slows replication of COVID-19 in the human body so that our immune system can catch up and fight the virus is the real solution to getting back to normal.

We believe the pending mortgage cycle could be very significant as interest rates have collapsed from the economic slowdown. With the 10-year Treasury well below 1%, the management of First American Financial Corp, one of the largest title insurers, recently estimated that there is $8 trillion dollars of mortgages in the U.S. that are eligible for refinancing and only $1 to $2 trillion in capacity to originate and process these potential transactions. Our investments in this area will focus on pure plays that we believe are likely to directly benefit from the mortgage cycle in origination, title insurance, as well as best in class homebuilders.

We have been of the view for some time now that sustainable yield will be in short supply. The pandemic and the economic fallout will only exacerbate this shortage. With the recent sell-off in corporate debt, we believe investment grade corporate bonds in non COVID-19 sectors, like software and pharmaceuticals, can offer equity-like returns with much lower volatility. Some high-quality REITs in the medical office building sector as well as higher quality agency mortgage REITs and business development companies (“BDCs”) with the liquidity and balance sheet to ride out the economic downturn can offer 5% to 10% dividend yields at significant discounts to book value.

Top 5 Contributors for the Fund’s first fiscal half of the year:

Microsoft Corp (MSFT): the pandemic is accelerating the transition to cloud-hosted software. Microsoft Azure and Office 365 both continue to grow rapidly through this period despite the economic weakness. The advantage of cloud-based software is that the software can be hosted, launched, and used remotely at home, away from the office.

2	www.cloughglobal.com

Clough Global Dividend and Income Fund	Shareholder Letter
April 30, 2020 (Unaudited)

Apple Inc (AAPL): we are looking forward to Apple’s 5G offering next year. Longer term, its strong balance sheet and share buyback program coupled with rapid growth in services make it, in our view, an attractive risk reward opportunity for the Fund.

Ford Motor (F): the Fund was short Ford Motor Co during the period. A heavy debt load and margin pressure from new model launches were weighing on performance prior to the onset of the pandemic. COVID-19 quickly priced a recession level valuation into the stock. The Fund has since covered the position.

Booking Holdings Inc (BKNG) and Sabre Corp (SABR): the Fund established short positions in both BKNG and SABR during the onset of the virus in January. Both companies help facilitate online travel reservations. The mounting travel restrictions from COVID-19 quickly reduced their sales and their stocks fell in value. The Fund has since covered both positions.

Top 5 Detractors for the Fund’s first fiscal half of the year:

Citigroup Inc (C): the U.S. money center banks were sold off by investors over 50% in a matter of weeks. We believe the move lower to this degree was overdone. While there will certainly be losses on the balance sheet, Citigroup does not have significant exposure to the hardest hit areas of the economy like energy, restaurants, and travel and leisure. Unlike 2008, Citigroup, as well as JPMorgan Chase & Co and Bank of America Corp, are operating with much lower leverage and greater liquidity and will be much better situated to recover from the collapse in economic activity. The Fund continues to hold the position.

PennyMac Mortgage Investment Trust (PMT) is an agency mortgage REIT that suffered a significant hit to book value during the first half of the year and was forced to reduce its dividend. Funding costs increased while the pricing of the mortgages it holds fell violently. We believe that the management team at PMT is a good operator of the REIT, but we believe there are other sectors that can recover quicker from the March lows and have exited the position.

Golub Capital BDC Inc (GBDC) is a BDC with a long and successful track record in managing credit to middle market companies. Given the rapid decline in the economy and the stress it put on many of its portfolio companies, Golub reduced its dividend and launched a rights offering to shore up its balance sheet and have dry powder to take advantage of distressed valuations in the market. The rights offering was a short term hit to pricing. However, we believe GBDC offers significant potential going forward in a recovery. The Fund participated in the rights offering and currently maintains its position in GBDC.

Ladder Capital Corp (LADR) is a commercial mortgage REIT. Ladder’s portfolio came under tremendous pressure during March. Investors, worried over questions of rent forbearance and future demand for apartments, hotels, and office space, quickly sold vehicles with commercial exposure like LADR. Similar to PMT, we believe LADR’s management is very sound. However, we believe the recovery could take some time for LADR and have exited the position.

Community Healthcare Trust Inc (CHCT) is a best-in-class medical office building REIT. It leases office space to outpatient facilities that perform essential services like chemotherapy and dialysis. Approximately 97% of their occupants paid rent in March and April. Management continues to make accretive acquisitions and made a modest increase to the dividend. The stock has rallied from its lows in March and we currently maintain the position.

The hedge book served the Fund well during the first half of the year. With valuations over-sold across many sectors, the Fund has covered many of its short positions while maintaining long term positions in sectors like European banks. We believe long duration U.S. Treasuries and the previously mentioned Eurodollar futures are, for the time being, more likely sources of potential protection for the Fund’s long equity book.

As always, please don’t hesitate to reach out to us with any questions. Be safe and we hope to see many of you in person as soon as possible.

Charles I Clough, Jr.

Robert M. Zdunczyk

Semi-Annual Report | April 30, 2020	3

Clough Global Dividend and Income Fund	Shareholder Letter
April 30, 2020 (Unaudited)

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Global Dividend and Income Fund (the “Fund”) is a closed-end fund, which is traded on the NYSE American LLC, and does not continuously issue shares for sale as open-end mutual funds do. The market price of a closed-end Fund is based on the market’s value.

The information in this letter represents the opinions of the individual portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Past performance is no guarantee of future results.

MSCI World Index: a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets countries. Both indices referenced herein reflect the reinvestment of dividends. Effective July 31, 2010, the MSCI World Index returns prior to January 1, 2002 were revised to reflect the total returns, with dividends reinvested, reported by MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages (www.msci.com).

Bloomberg Barclays US Aggregate Bond Index: an index that measures the performance of the U.S. investment grade bond market. The Barclays Aggregate Bond index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States, including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

The net asset value (NAV) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the fund’s portfolio, minus liabilities, divided by the total number of fund shares outstanding. However, the fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV.

It is not possible to invest directly in an Index.

RISKS

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semiannual report which contains this and other information visit www.cloughglobal.com or call 1-877-256-8445. Read them carefully before investing.

A Fund’s distribution policy will, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

A Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

A Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by a Fund in REITs will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.

Past performance is no guarantee of future results.

4	www.cloughglobal.com

Clough Global Dividend and Income Fund	Portfolio Allocation
April 30, 2020 (Unaudited)

Top 10 Equity Holdings(a)(d)	% of Total Portfolio

1. Apple, Inc.	3.70%
2. Microsoft Corp.	3.51%
3. Community Healthcare Trust, Inc.	3.40%
4. PennyMac Financial Services, Inc.	3.37%
5. JPMorgan Chase & Co.	3.30%
6. Bank of America Corp.	2.89%
7. Citigroup, Inc.	2.87%
8. AIA Group, Ltd.	1.97%
9. Mastercard, Inc.	1.90%
10. Microchip Technology, Inc.	1.63%

Global Securities Holdings(a)	% of Total Portfolio

United States	64.46%
U.S. Multinationals(b)	17.40%
China	10.85%
European Economic Community	2.84%
Hong Kong	2.63%
Taiwan	1.31%
India	1.08%
South Korea	0.59%
United Kingdom	0.37%
Other	-1.54%
TOTAL INVESTMENTS	100.00%

Asset Allocation(a)	% of Total Portfolio

Common Stock - US	22.12%
Common Stock - Foreign	26.90%
Exchange Traded Funds	-0.65%
Total Return Swap Contracts	3.32%
Total Equities	51.69%

Government L/T	30.40%
Corporate Debt	11.51%
Preferred Stock	1.00%
Asset-Backed Securities	0.06%
Total Fixed Income	42.97%

Future	2.84%
Short-Term Investments	1.28%
Other (Cash)	0.95%
Purchased Options	0.25%
Warrant	0.02%

TOTAL INVESTMENTS	100.00%

	Long	Short	Gross	Net
	Exposure	Exposure	Exposure	Exposure
Country Allocation(c)	% TNA	%TNA	%TNA	%TNA

United States	110.8%	-6.7%	117.5%	104.1%
U.S. Multinationals(b)	32.8%	-5.9%	38.7%	26.9%
China	16.8%	0.0%	16.8%	16.8%
Taiwan	2.0%	0.0%	2.0%	2.0%
India	1.7%	0.0%	1.7%	1.7%
South Korea	0.9%	0.0%	0.9%	0.9%
United Kingdom	0.6%	0.0%	0.6%	0.6%
Other	4.5%	-2.8%	7.3%	1.7%
TOTAL INVESTMENTS	170.1%	-15.4%	185.5%	154.7%

(a)	Percentages calculated based on total portfolio, including securities sold short, cash balances, market value of futures, and notional value of return swaps.
(b)	U.S. Multinationals – has more than 50% of revenues derived outside the U.S.
(c)	Percentages calculated based on net assets, including securities sold short, cash balances, market value of futures, and notional value of return swaps.
(d)	Only long equity and equity-related positions are listed.

Semi-Annual Report | April 30, 2020	5

Clough Global Equity Fund	Shareholder Letter
April 30, 2020 (Unaudited)

To Our Investors,

First, we at Clough Capital Partners L.P. extend our best wishes to all our relationships in this extraordinary time, and hope this update finds you safe and healthy. Our investment team, along with our in-house trading, legal, finance, IT, distribution, and compliance colleagues are up and running seamlessly thanks to the important investments we have made in our infrastructure during our 20-year history.

For the first six months of the fiscal year ending April 30, 2020, the Clough Global Equity Fund (“GLQ” or the “Fund”) was down -8.49% on net asset value (“NAV”) and -12.58% on market price. The Fund’s benchmark, the MSCI World Index, was down -7.03% for the same period.

The fiscal first half performance (November 1, 2019 – April 30, 2020) for the Fund bore the brunt of a full-blown panic over the coronavirus (COVID-19) attack and subsequent economic shutdown. The stock market decline in March reflected the most intensive scramble for cash ever. Forced deleveraging occurred in hedge funds, mortgage real estate investment trusts (“REITs”) and other traditional users of leverage. The speed and extent of the decline was exceeded only twice in the last 100 years, during the Great Depression and the Global Financial Crisis in 2007-2008. By the end of April, the Federal Reserve (the “Fed”) and U.S. Department of Treasury were responding with the strongest reflationary effort since WWII.

These new programs are likely, in our view, to put enough cash in the economy to turn or at least stem the tide for both the economy and financial markets. The blizzard of announcements from the Treasury and the Fed include cash payments to individuals, small business loans, and various related grants. This infusion of liquidity potentially amounts to 35 to 40% of gross domestic product (“GDP”), an impressive sum. Now authorized to buy paper in unlimited amounts, from banks and non-banks alike, the central bank is trying to make sure there are no cash shortages anywhere in the economy. We think this is likely to support the financial markets while the COVID-19 infection rate levels off. Liquidity being injected into capital markets will go somewhere, and it will still be there when the COVID-19 crisis passes. In the meantime, many stocks are down significantly and valuations for equities are currently much more attractive.

The Fund is using the current market dislocations to make significant investments in technology, healthcare and the emerging mortgage cycle. We still believe more than ever in a lower for longer interest rate environment. In addition to long duration U.S. Treasuries, the Fund also expressed a low rate view by holding Eurodollar futures (Eurodollars are U.S. bank deposits held abroad and their values rise as the rates on bank deposit decline, which of course is happening). This type of approach islikely to be an effective tool, in our view, if deposit rates go negative.

Technology still has strong tailwinds. For one, we think cloud spending won’t slow. The months of being trapped and tethered to our homes will show us that telecommuting works. Broadband use for work, entertainment, and shopping is surging during the pandemic lockdown and we think that will speed up the 6 GHz mid-band spectrum that is so useful for the rollout of 5G. In any event, demand for 5G services will likely explode. The growth in the uses of artificial intelligence and machine learning will also likely spur a far more rapid buildout of 5G capability.

In March, the focus on healthcare quickly switched from the presidential race to COVID-19 with its unprecedented demand shock. The pandemic has delayed non-essential medical procedures, slowed clinical trials, and interrupted new drug and medical device launches. But it has also created opportunities by accelerating the shift toward virtual care and telemedicine, innovative pharmaceutical and biotech development, and new vaccines and treatments for this treacherous disease. The solution to the economic shutdown will be found in science and biology. While the government stimulus is important to reviving the economy, isolating and launching a treatment that slows replication of COVID-19 in the human body so that our immune system can catch up and fight the virus is the real solution to getting back to normal.

We believe the pending mortgage cycle could be very significant as interest rates have collapsed from the economic slowdown. With the 10-year Treasury well below 1%, the management of First American Financial Corp, one of the largest title insurers, recently estimated that there is $8 trillion dollars of mortgages in the U.S. that are eligible for refinancing and only $1 to $2 trillion in capacity to originate and process these potential transactions. Our investments in this area will focus on pure plays that we believe are likely to directly benefit from the mortgage cycle in origination, title insurance, as well as best in class homebuilders.

We have been of the view for some time now that sustainable yield will be in short supply. The pandemic and the economic fallout will only exacerbate this shortage. In addition to high quality names in technology and health care with attractive free cash flow yields, the Fund will continue to invest in well run, high dividend paying stocks. Best in class REITs in the medical office building sector as well as higher quality agency mortgage REITs and business development companies (“BDCs”) with the liquidity and balance sheet to ride out the economic downturn can offer 5% to 10% dividend yields at significant discounts to book value.

Top 5 Contributors for the Fund’s first fiscal half of the year:

Teladoc Health Inc (TDOC) is the leading telemedicine company in the U.S. The stock gained as the COVID-19 pandemic accelerated the shift from in-office medicine to telemedicine. In April, TDOC raised its 2020 revenue guidance on increased demand for telemedicine. We believe this shift away from in-office visits will continue after the pandemic has passed. The Fund continues to hold the position.

6	www.cloughglobal.com

Clough Global Equity Fund	Shareholder Letter
April 30, 2020 (Unaudited)

Amazon.com Inc (AMZN): for years, Amazon has tried to get prime users to buy groceries online with limited success. The pandemic has changed that with e-commerce penetration spiking even in categories like groceries that had been considered difficult. We believe the crisis will continue to improve the trajectory of e-commerce adoption.

Zai Lab Ltd (ZLAB), a China-based biotechnology company with a broad range of in-licensed products, gained during the first half of the year. The company announced strong results for its oncology product launch, reiterated its expected 2020 milestones (implying minimal disruption from COVID-19), and completed a successful capital raise in January. The Fund continues to hold the position

Microsoft Corp (MSFT): the pandemic is accelerating the transition to cloud-hosted software. Microsoft Azure and Office 365 both continue to grow rapidly through this period despite the economic weakness. The advantage of cloud-based software is that the software can be hosted, launched, and used remotely at home, away from the office.

Regeneron Pharmaceuticals Inc (REGN), a large diversified biotechnology company, gained after providing results that exceeded expectations for its two key products, Dupixent and Eylea. The company also announced positive data in the oncology pipeline and is developing an antibody cocktail that could potentially serve as a treatment for COVID-19. The Fund continues to hold the position.

Top 5 Detractors for the Fund’s first fiscal half of the year:

Citigroup Inc (C): the U.S. money center banks were sold off by investors over 50% in a matter of weeks. We believe the move lower to this degree was overdone. While there will certainly be losses on the balance sheet, Citigroup does not have significant exposure to the hardest hit areas of the economy like energy, restaurants, and travel and leisure. Unlike 2008, Citigroup, as well as JPMorgan Chase & Co and Bank of America Corp, are operating with much lower leverage and greater liquidity and will be much better situated to recover from the collapse in economic activity. The Fund continues to hold the position.

Two Harbors Investment Corp (TWO) and PennyMac Mortgage Investment Trust (PMT) are agency mortgage REITs that suffered significant hits to book value during the first half of the year and were forced to reduce their dividends. Funding costs increased for both while the pricing of the mortgages they held fell violently. We believe that the management teams at TWO and PMT are good operators of their REITs, but we believe there are other sectors that can recover quicker from the March lows and have exited the positions.

Ladder Capital Corp (LADR) is a commercial mortgage REIT. Ladder’s portfolio came under tremendous pressure during March. Investors, worried over questions of rent forbearance and future demand for apartments, hotels, and office space, quickly sold vehicles with commercial exposure like LADR. Similar to PMT, we believe LADR’s management is very sound. However, we believe the recovery could take some time for LADR and have exited the position.

Golub Capital BDC Inc (GBDC) is a BDC with a long and successful track record in managing credit to middle market companies. Given the rapid demise in the economy and the stress it would put on many of its portfolio companies, Golub reduced its dividend and launched a rights offering to shore up its balance sheet and have dry powder to take advantage of distressed valuations in the market. The rights offering was a short term hit to pricing. However, we believe GBDC offers significant potential going forward in a recovery. The Fund participated in the rights offering and currently maintains its position in GBDC.

The hedge book served the Fund well during the first half of the year. With valuations over-sold across many sectors, the Fund has covered many of its short positions while maintaining long term positions in sectors like European banks. We believe long duration U.S. Treasuries and the previously mentioned Eurodollar futures are, for the time being, more likely sources of potential protection for the Fund’s long equity book.

As always, please don’t hesitate to reach out to us with any questions. Be safe and we hope to see many of you in person as soon as possible.

Charles I Clough, Jr.

Robert M. Zdunczyk

Semi-Annual Report | April 30, 2020	7

Clough Global Equity Fund	Shareholder Letter
April 30, 2020 (Unaudited)

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Global Equity Fund (the “Fund”) is a closed-end fund, which is traded on the NYSE American LLC, and does not continuously issue shares for sale as open-end mutual funds do. The market price of a closed-end Fund is based on the market’s value.

The information in this letter represents the opinions of the individual portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Past performance is no guarantee of future results.

MSCI World Index: a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets countries. Both indices referenced herein reflect the reinvestment of dividends. Effective July 31, 2010, the MSCI World Index returns prior to January 1, 2002 were revised to reflect the total returns, with dividends reinvested, reported by MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages (www.msci.com).

The net asset value (NAV) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the fund’s portfolio, minus liabilities, divided by the total number of fund shares outstanding. However, the fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV.

It is not possible to invest directly in an Index.

RISKS

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semiannual report which contains this and other information visit www.cloughglobal.com or call 1-877-256-8445. Read them carefully before investing.

A Fund’s distribution policy will, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

A Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

A Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by a Fund in REITs will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.

Past performance is no guarantee of future results.

8	www.cloughglobal.com

Clough Global Equity Fund	Portfolio Allocation
April 30, 2020 (Unaudited)

Top 10 Equity Holdings(a)(d)	% of Total Portfolio

1. PennyMac Financial Services, Inc.	3.42%
2. Micron Technology, Inc.	3.36%
3. Alibaba Group Holding, Ltd.	2.84%
4. Amazon.com, Inc.	2.83%
5. Citigroup, Inc.	2.68%
6. Microsoft Corp.	2.61%
7. Bank of America Corp.	2.60%
8. JPMorgan Chase & Co.	2.15%
9. Regeneron Pharmaceuticals, Inc.	1.89%
10. Microchip Technology, Inc.	1.71%

Global Securities Holdings(a)	% of Total Portfolio

United States	64.63%
China	17.64%
U.S. Multinationals(b)	7.62%
European Economic Community	2.88%
Hong Kong	1.98%
Switzerland	1.69%
Taiwan	1.35%
India	1.07%
United Kingdom	0.96%
Canada	0.76%
Other	-0.58%
TOTAL INVESTMENTS	100.00%

Asset Allocation(a)	% of Total Portfolio

Common Stock - US	42.95%
Common Stock - Foreign	35.55%
Exchange Traded Funds	-8.18%
Total Return Swap Contracts	4.03%
Total Equities	74.35%

Government L/T	18.05%
Preferred Stock	0.08%
Total Fixed Income	18.13%

Other (Cash)	3.90%
Future	2.88%
Purchased Options	0.44%
Short-Term Investments	0.29%
Warrant	0.02%
TOTAL INVESTMENTS	100.00%

	Long	Short	Gross	Net
	Exposure	Exposure	Exposure	Exposure
Country Allocation(c)	% TNA	%TNA	%TNA	%TNA

United States	106.4%	-6.5%	112.9%	99.9%
China	26.1%	0.0%	26.1%	26.1%
U.S. Multinationals(b)	28.2%	-16.9%	45.1%	11.3%
Hong Kong	2.9%	0.0%	2.9%	2.9%
Switzerland	2.5%	0.0%	2.5%	2.5%
Taiwan	2.0%	0.0%	2.0%	2.0%
India	1.6%	0.0%	1.6%	1.6%
United Kingdom	1.4%	0.0%	1.4%	1.4%
Canada	1.1%	0.0%	1.1%	1.1%
Other	1.9%	-2.8%	4.7%	-0.9%
TOTAL INVESTMENTS	174.1%	-26.2%	200.3%	147.9%

(a)	Percentages calculated based on total portfolio, including securities sold short, cash balances, market value of futures, and notional value of return swaps.
(b)	U.S. Multinationals – has more than 50% of revenues derived outside the U.S.
(c)	Percentages calculated based on net assets, including securities sold short, cash balances, market value of futures, and notional value of return swaps.
(d)	Only long equity and equity-related positions are listed.

Semi-Annual Report | April 30, 2020	9

Clough Global Opportunities Fund	Shareholder Letter
April 30, 2020 (Unaudited)

To Our Investors,

First, we at Clough Capital Partners L.P. extend our best wishes to all our relationships in this extraordinary time, and hope this update finds you safe and healthy. Our investment team, along with our in-house trading, legal, finance, IT, distribution, and compliance colleagues are up and running seamlessly thanks to the important investments we have made in our infrastructure during our 20-year history.

The Clough Global Opportunities Fund (“GLO” or the “Fund”) was down -7.78% on net asset value (“NAV”) and -8.38% on market price for the first six months of the Fund’s current fiscal year. The Fund’s benchmark, the 75% MSCI World Index/25% Bloomberg Barclays US Aggregate Index, was down 3.83% for the same period.

The fiscal first half performance (November 1, 2019 – April 30, 2020) for the Fund bore the brunt of a full-blown panic over the coronavirus (COVID-19) attack and subsequent economic shutdown. The stock market decline in March reflected the most intensive scramble for cash ever. Forced deleveraging occurred in hedge funds, mortgage real estate investment trusts (“REITs”) and other traditional users of leverage. The speed and extent of the decline was exceeded only twice in the last 100 years, during the Great Depression and the Global Financial Crisis in 2007-2008. By the end of April, the Federal Reserve (the “Fed”) and U.S. Department of Treasury were responding with the strongest reflationary effort since WWII.

These new programs are likely, in our view, to put enough cash in the economy to turn or at least stem the tide for both the economy and financial markets. The blizzard of announcements from the Treasury and the Fed include cash payments to individuals, small business loans, and various related grants. This infusion of liquidity potentially amounts to 35 to 40% of U.S. gross domestic product (“GDP”), an impressive sum. Now authorized to buy paper in unlimited amounts, from banks and non-banks alike, the central bank is trying to make sure there are no cash shortages anywhere in the economy. We think this is likely to support the financial markets while the COVID-19 infection rate levels off. Liquidity being injected into capital markets will go somewhere, and it will still be there when the COVID-19 crisis passes. In the meantime, many stocks are down significantly and valuations for equities are currently much more attractive.

The Fund is using the current market dislocations to make significant investments in technology, healthcare, the emerging mortgage cycle, and attractive income from COVID-19-free sectors in the corporate bond market. We still believe more than ever in a lower for longer interest rate environment. In addition to long duration U.S. Treasuries, the Fund also expressed a low rate view by holding Eurodollar futures (Eurodollars are U.S. bank deposits held abroad and their values rise as the rates on bank deposit decline, which of course is happening). This type of approach is likely to be an effective tool, in our view, if deposit rates go negative.

Technology still has strong tailwinds. For one, we think cloud spending won’t slow. The months of being trapped and tethered to our homes will show us that telecommuting works. Broadband use for work, entertainment, and shopping is surging during the pandemic lockdown and we think that will speed up the 6 GHz mid-band spectrum that is so useful for the rollout of 5G. In any event, demand for 5G services will likely explode. The growth in the uses of artificial intelligence and machine learning will also likely spur a far more rapid buildout of 5G capability.

In March, the focus on healthcare quickly switched from the presidential race to COVID-19 with its unprecedented demand shock. The pandemic has delayed non-essential medical procedures, slowed clinical trials, and interrupted new drug and medical device launches. But it has also created opportunities by accelerating the shift toward virtual care and telemedicine, innovative pharmaceutical and biotech development, and new vaccines and treatments for this treacherous disease. The solution to the economic shutdown will be found in science and biology. While the government stimulus is important to reviving the economy, isolating and launching a treatment that slows replication of COVID-19 in the human body so that our immune system can catch up and fight the virus is the real solution to getting back to normal.

We believe the pending mortgage cycle could be very significant as interest rates have collapsed from the economic slowdown. With the 10-year Treasury well below 1%, the management of First American Financial Corp, one of the largest title insurers, recently estimated that there is $8 trillion dollars of mortgages in the U.S. that are eligible for refinancing and only $1 to $2 trillion in capacity to originate and process these potential transactions. Our investments in this area will focus on pure plays that we believe are likely to directly benefit from the mortgage cycle in origination, title insurance, as well as best in class homebuilders.

We have been of the view for some time now that sustainable yield will be in short supply. The pandemic and the economic fallout will only exacerbate this shortage. With the recent sell-off in corporate debt, we believe investment grade corporate bonds in non COVID-19 sectors, like software and pharmaceuticals, can offer equity-like returns with much lower volatility. Some high-quality REITs in the medical office building sector as well as higher quality agency mortgage REITs and business development companies (“BDCs”) with the liquidity and balance sheet to ride out the economic downturn can offer 5% to 10% dividend yields at significant discounts to book value.

Top 5 Contributors [for the Fund’s first fiscal half of the year]:

Teladoc Health Inc (TDOC) is the leading telemedicine company in the U.S. The stock gained as the COVID-19 pandemic accelerated the shift from in-office medicine to telemedicine. In April, TDOC raised its 2020 revenue guidance as a result of increased demand for telemedicine. We believe this shift away from in-office visits will continue after the pandemic has passed. TDOC remains a core holding in the Fund.

10	www.cloughglobal.com

Clough Global Opportunities Fund	Shareholder Letter
April 30, 2020 (Unaudited)

Zai Lab Ltd (ZLAB), a China-based biotechnology company with a broad range of in-licensed products, gained during the first half of the year. The company announced strong results for its oncology product launch, reiterated its expected 2020 milestones (implying minimal disruption from COVID-19), and completed a successful capital raise in January. The Fund continues to hold the position.

Microsoft Corp (MSFT): the pandemic is accelerating the transition to cloud-hosted software. Microsoft Azure and Office 365 both continue to grow rapidly through this period despite the economic weakness. The advantage of cloud-based software is that the software can be hosted, launched, and used remotely at home, away from the office.

Netflix Inc (NFLX) is a core position in the Fund as we believe the global transition to video streaming is still in an early stage. The pandemic drove usage in the first quarter, as management reported a significant beat to new subscriber additions in their Q1 2020 earnings report. We continue to like the stock given its unrivaled content distribution and management team.

Regeneron Pharmaceuticals Inc (REGN), a large diversified biotechnology company, gained after providing results that exceeded expectations for its two key products, Dupixent and Eylea. The company also announced positive data in its oncology pipeline and is developing an antibody cocktail that could potentially serve as a treatment for COVID-19. The Fund continues to hold the position.

Top 5 Detractors [for the Fund’s first fiscal half of the year]:

Citigroup Inc (C): the U.S. money center banks were sold off by investors over 50% in a matter of weeks. We believe the move lower to this degree was overdone. While there will certainly be losses on the balance sheet, Citigroup does not have significant exposure to the hardest hit areas of the economy like energy, restaurants, and travel and leisure. Unlike 2008, Citigroup, as well as JPMorgan Chase & Co and Bank of America Corp, are operating with much lower leverage and greater liquidity and will be much better situated to recover from the collapse in economic activity. The Fund continues to hold the position.

Two Harbors Investment Corp (TWO) and PennyMac Mortgage Investment Trust (PMT) are agency mortgage REITs that suffered significant hits to book value during the first half of the year and were forced to reduce their dividends. Funding costs increased for both while the pricing of the mortgages they hold fell violently. We believe that the management teams at TWO and PMT are good operators of their REITs, but we feel there are other sectors that can recover quicker from the March lows and have exited the positions.

Ladder Capital Corp (LADR), is a commercial mortgage REIT. Ladder’s portfolio came under tremendous pressure during March. Investors, worried over questions of rent forbearance and future demand for apartments, hotels, and office space, quickly sold vehicles with commercial exposure like LADR. Similar to PMT, we believe LADR management is very sound. However, we believe the recovery could take some time for LADR and have exited the position.

Ares Capital Corp (ARCC) is a leading BDC with a strong history of managing credit to middle market companies. ARCC’s book value decreased as the sudden economic collapse put strain on its portfolio companies. Like most BDCs, Ares cut its dividend to shore up its balance sheet. We are strong believers in the ARCC management team and have followed them closely for the last fifteen years. At this time, we feel the recovery in price will be a slow grind and thus have temporarily exited the position until a more attractive entry point hopefully presents itself.

The hedge book served the Fund well during the first half of the year. With valuations over-sold across many sectors, the Fund has covered many of its short positions while maintaining long term positions in sectors like European banks. We believe long duration U.S. Treasuries and the previously mentioned Eurodollar futures are, for the time being, more likely sources of potential protection for the Fund’s long equity book.

As always, please don’t hesitate to reach out to us with any questions. Be safe and we hope to see many of you in person as soon as possible.

Charles I Clough, Jr.

Robert M. Zdunczyk

Semi-Annual Report | April 30, 2020	11

Clough Global Opportunities Fund	Shareholder Letter
April 30, 2020 (Unaudited)

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Opportunities Fund (the “Fund”) is a closed-end fund, which is traded on the NYSE American LLC, and does not continuously issue shares for sale as open-end mutual funds do. The market price of a closed-end Fund is based on the market’s value.

The information in this letter represents the opinions of the individual portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Past performance is no guarantee of future results.

MSCI World Index: a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets countries. Both indices referenced herein reflect the reinvestment of dividends. Effective July 31, 2010, the MSCI World Index returns prior to January 1, 2002 were revised to reflect the total returns, with dividends reinvested, reported by MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages (www.msci.com).

Bloomberg Barclays US Aggregate Bond Index: an index that measures the performance of the U.S. investment grade bond market. The Barclays Aggregate Bond index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States, including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

The net asset value (NAV) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the fund’s portfolio, minus liabilities, divided by the total number of fund shares outstanding. However, the fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV.

It is not possible to invest directly in an Index.

RISKS

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semiannual report which contains this and other information visit www.cloughglobal.com or call 1-877-256-8445. Read them carefully before investing.

A Fund’s distribution policy will, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

A Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

A Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by a Fund in REITs will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.

Past performance is no guarantee of future results.

12	www.cloughglobal.com

Clough Global Opportunities Fund	Portfolio Allocation
April 30, 2020 (Unaudited)

Top 10 Equity Holdings(a)(d)	% of Total Portfolio

1. PennyMac Financial Services, Inc.	3.39%
2. Micron Technology, Inc.	3.32%
3. Alibaba Group Holding, Ltd.	2.87%
4. Bank of America Corp.	2.55%
5. Citigroup, Inc.	2.51%
6. Microsoft Corp.	2.45%
7. JPMorgan Chase & Co.	2.25%
8. Amazon.com, Inc.	2.10%
9. Regeneron Pharmaceuticals, Inc.	1.90%
10. Microchip Technology, Inc.	1.73%

Global Securities Holdings(a)	% of Total Portfolio

United States	65.27%
China	18.37%
U.S. Multinationals(b)	6.66%
European Economic Community	2.89%
Hong Kong	2.00%
Taiwan	1.37%
Switzerland	1.35%
India	1.10%
United Kingdom	0.91%
Canada	0.77%
Other	-0.67%
TOTAL INVESTMENTS	100.00%

Asset Allocation(a)	% of Total Portfolio

Common Stock - US	40.82%
Common Stock - Foreign	33.38%
Exchange Traded Funds	-8.28%
Total Return Swap Contracts	4.07%
Total Equities	70.00%

Government L/T	17.31%
Corporate Debt	4.98%
Preferred Stock	0.51%
Total Fixed Income	22.81%

Future	2.89%
Other (Cash)	2.32%
Short-Term Investments	1.53%
Purchased Options	0.45%
Warrant	0.01%
TOTAL INVESTMENTS	100.00%

	Long	Short	Gross	Net
	Exposure	Exposure	Exposure	Exposure
Country Allocation(c)	% TNA	%TNA	%TNA	%TNA

United States	107.1%	-6.4%	113.5%	100.7%
China	27.1%	0.0%	27.1%	27.1%
U.S. Multinationals(b)	26.8%	-17.0%	43.8%	9.8%
Hong Kong	3.0%	0.0%	3.0%	3.0%
Taiwan	2.0%	0.0%	2.0%	2.0%
Switzerland	2.0%	0.0%	2.0%	2.0%
India	1.6%	0.0%	1.6%	1.6%
United Kingdom	1.3%	0.0%	1.3%	1.3%
Canada	1.1%	0.0%	1.1%	1.1%
Other	1.9%	-2.9%	4.8%	-1.0%
TOTAL INVESTMENTS	173.9%	-26.3%	200.2%	147.6%

(a)	Percentages calculated based on total portfolio, including securities sold short, cash balances, market value of futures, and notional value of return swaps.
(b)	U.S. Multinationals – has more than 50% of revenues derived outside the U.S.
(c)	Percentages calculated based on net assets, including securities sold short, cash balances, market value of futures, and notional value of return swaps.
(d)	Only long equity and equity-related positions are listed.

Semi-Annual Report | April 30, 2020	13

Clough Global Dividend and Income Fund	Statement of Investments
April 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS 90.10%
Communication Services 2.11%
Tencent Holdings, Ltd.	32,000	$1,721,251

Consumer Discretionary 6.42%
DR Horton, Inc.(a)	27,200	1,284,384
Lennar Corp. - Class A(a)	25,400	1,271,778
Li Ning Co., Ltd.	255,000	804,224
Melco Resorts & Entertainment, Ltd. - ADR(a)	52,500	830,550
Sands China, Ltd.	197,600	813,085
Service Corp. International(a)(b)	6,600	242,484
		5,246,505

Consumer Staples 1.71%
Sun Art Retail Group, Ltd.	836,000	1,393,244

Energy 0.58%
Scorpio Tankers, Inc.	21,800	477,202

Financials 33.07%
AGNC Investment Corp.(a)	117,100	1,454,382
AIA Group, Ltd.	268,200	2,489,131
Bank of America Corp.(a)(b)	151,691	3,648,168
Barings BDC, Inc.(a)	202,900	1,371,604
Citigroup, Inc.(a)(b)	74,730	3,628,889
First American Financial Corp.	24,900	1,148,388
Golub Capital BDC, Inc.(a)	92,400	948,024
HDFC Bank, Ltd.	102,178	1,363,099
JPMorgan Chase & Co.(a)	43,500	4,165,560
PennyMac Financial Services, Inc.(a)	141,100	4,256,987
Ping An Insurance Group Co. of China, Ltd. - Class H	73,200	752,537
Solar Capital, Ltd.(a)	34,600	521,076
TPG Specialty Lending, Inc.(a)	77,100	1,269,066
		27,016,911

Health Care 7.55%
Amgen, Inc.(a)	7,564	1,809,460
Eli Lilly & Co.(a)(b)	7,413	1,146,346
Gilead Sciences, Inc.(a)(b)	9,700	814,800
Thermo Fisher Scientific, Inc.(a)(b)	3,251	1,088,045
Zimmer Biomet Holdings, Inc.(a)(b)	3,970	475,209
Zoetis, Inc.(a)(b)	6,410	828,877
		6,162,737

Information Technology 28.82%
Apple, Inc.(a)(b)	15,900	4,671,420
Infineon Technologies AG	20,162	374,504
Intel Corp.(a)	25,600	1,535,488
Lam Research Corp.(a)(b)	4,310	1,100,257
Mastercard, Inc. - Class A(a)	8,749	2,405,713
MediaTek, Inc.	64,000	893,178
Microchip Technology, Inc.(a)	23,500	2,061,655

	Shares	Value
Information Technology (continued)
Microsoft Corp.(a)(b)	24,734	$4,432,580
NVIDIA Corp.(a)	5,760	1,683,533
Samsung Electronics Co., Ltd.	18,265	749,518
Silergy Corp.	19,940	801,315
Taiwan Semiconductor
Manufacturing Co., Ltd. - Sponsored ADR	14,400	765,072
Teradyne, Inc.	11,500	719,210
Visa, Inc. - Class A(a)(b)	7,559	1,350,944
		23,544,387

Real Estate 9.84%
Community Healthcare Trust, Inc.(a)	115,500	4,296,600
KWG Group Holdings, Ltd.	594,500	875,742
Longfor Properties Co., Ltd.	149,000	754,370
Physicians Realty Trust(a)	59,600	919,032
SBA Communications Corp.(a)	4,120	1,194,470
		8,040,214

TOTAL COMMON STOCKS
(Cost $72,364,703)		73,602,451

PREFERRED STOCKS 1.55%
Gabelli Equity Trust, Inc.
Series K, Perpetual Maturity 5.000%(a)(b)(c)	27,100	682,378
Trinity Capital, Inc., 01/16/2025 7.000%(a)(d)	22,400	585,200

TOTAL PREFERRED STOCKS
(Cost $1,237,500)		1,267,578

RIGHTS 0.04%
Golub Capital BDC, Inc., Strike Price $1.32, Expires 5/7/2020(a)	47,375	30,486

TOTAL RIGHTS
(Cost $0)		30,486

Underlying Security/Expiration Date/Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.38%
Put Options Purchased 0.38%
S&P 500® Index
07/17/20, $2,700, $9,319,776	32	313,120

Total Put Options Purchased
(Cost $311,592)		313,120

14	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statement of Investments
April 30, 2020 (Unaudited)

	Principal
Description/Maturity Date/Rate	Amount	Value
CORPORATE BONDS 17.80%
Agile Group Holdings, Ltd.
11/23/2020, 9.500%(e)	$250,000	$254,109
Amgen, Inc.
02/21/2030, 2.450%(a)(b)	400,000	413,884
AstraZeneca PLC
01/17/2029, 4.000%(a)(b)	400,000	470,811
BankUnited, Inc.
11/17/2025, 4.875%(a)(b)	750,000	800,130
Boston Scientific Corp.
03/01/2029, 4.000%(a)(b)	400,000	449,230
Broadcom, Inc.
04/15/2030, 5.000%(d)	300,000	336,595
Carvana Co.
10/01/2023, 8.875%(d)	500,000	491,875
Centene Corp.
01/15/2025, 4.750%	250,000	257,137
01/15/2025, 4.750%(d)	160,000	164,568
Eli Lilly and Co.
03/15/2029, 3.375%(a)(b)	400,000	456,405
Fifth Third Bancorp
Series J, Perpetual Maturity, 3M US L + 3.129%(a)(b)(c)(f)	700,000	585,564
Goldman Sachs Capital II
Perpetual Maturity, 3M US L + 0.768%(a)(b)(c)(f)	828,000	669,247
Healthcare Realty Trust, Inc.
01/15/2028, 3.625%	400,000	400,383
Home Depot, Inc.
09/15/2056, 3.500%(a)(b)	500,000	565,512
JPMorgan Chase & Co.
Series II, Perpetual Maturity, 1D US SOFR + 2.745%(c)(f)	200,000	174,125
Marriott International, Inc.
03/01/2021, 2.875%	300,000	294,204
Massachusetts Mutual Life Insurance Co.
04/15/2050, 3.375%(d)	300,000	308,247
Mellon Capital IV
Series 1, Perpetual Maturity, 3M US L + 0.565%(a)(b)(c)(f)	585,000	527,521
Micron Technology, Inc.
02/06/2029, 5.327%(a)	1,000,000	1,147,015
MidAmerican Energy Co.
09/15/2043, 4.800%(a)	500,000	665,677
NortonLifeLock, Inc.
04/15/2025, 5.000%(d)	600,000	606,750
PulteGroup, Inc.
03/01/2026, 5.500%	300,000	320,865
Seagate HDD Cayman
06/01/2027, 4.875%	200,000	208,883
Sunac China Holdings, Ltd.
04/19/2023, 8.350%(e)	750,000	748,255
Times China Holdings, Ltd.
06/04/2021, 7.850%(e)	500,000	507,583

	Principal
Description/Maturity Date/Rate	Amount	Value
CORPORATE BONDS (continued)
Toll Brothers Finance Corp.
11/01/2029, 3.800%	$250,000	$235,325
TPG Specialty Lending, Inc.
11/01/2024, 3.875%(a)(b)	1,500,000	1,380,524
USB Capital IX
Perpetual Maturity, 3M US L + 1.020%(a)(b)(c)(f)	770,000	625,044
Wisconsin Public Service Corp.
11/01/2044, 4.752%	365,000	477,252

TOTAL CORPORATE BONDS
(Cost $14,946,930)		14,542,720

ASSET-BACKED SECURITIES 0.09%
United States Small Business Administration
Series 2008-20L, Class 1, 12/01/2028, 6.220%(a)(b)	66,025	73,785

TOTAL ASSET-BACKED SECURITIES
(Cost $66,024)		73,785

GOVERNMENT & AGENCY OBLIGATIONS 47.05%
U.S. Treasury Bonds
02/15/2029, 5.250%(a)	1,710,000	2,394,200
11/15/2049, 2.375%	2,300,000	2,910,758
U.S. Treasury Notes
08/15/2020, 1.500%(a)	1,000,000	1,004,092
09/30/2020, 1.375%(a)	2,000,000	2,010,547
11/15/2020, 1.750%(a)	5,000,000	5,044,043
12/31/2020, 2.500%(a)	3,000,000	3,047,285
01/31/2021, 2.500%	1,500,000	1,526,485
02/28/2022, 1.125%(a)	8,138,000	8,276,441
02/28/2023, 2.625%(a)	1,900,000	2,027,656
02/28/2025, 1.125%	3,200,000	3,320,000
02/28/2027, 1.125%	6,600,000	6,867,094

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $38,243,236)		38,428,601

	Shares	Value
SHORT-TERM INVESTMENTS 1.98%
Money Market Funds 1.98%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.116% 7-day yield)	1,616,859	1,616,859

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,616,859)		1,616,859

Semi-Annual Report | April 30, 2020	15

Clough Global Dividend and Income Fund	Statement of Investments
April 30, 2020 (Unaudited)

Value
Total Investments - 158.99%
(Cost $128,786,844)	$129,875,600

Liabilities in Excess of Other Assets - (58.99%)(g)	(48,189,018)

NET ASSETS - 100.00%	$81,686,582

SCHEDULE OF SECURITIES SOLD SHORT(h)	Shares	Value
COMMON STOCKS (14.25%)
Consumer Discretionary (0.53%)
Booking Holdings, Inc.	(293)	(433,807)

Financials (2.72%)
Deutsche Bank AG	(203,600)	(1,508,676)
Mediobanca Banca di Credito
Finanziario SpA	(40,686)	(235,770)
Societe Generale S.A.	(8,443)	(131,938)
UniCredit SpA	(44,837)	(345,369)
		(2,221,753)

Health Care (6.26%)
Alexion Pharmaceuticals, Inc.	(14,600)	(1,569,062)
Bruker Corp.	(11,300)	(444,316)
Charles River Laboratories
International, Inc.	(6,720)	(972,182)
IQVIA Holdings, Inc.	(7,540)	(1,075,129)
PRA Health Sciences, Inc.	(10,960)	(1,057,640)
		(5,118,329)

Information Technology (4.74%)
Cognizant Technology Solutions Corp. - Class A	(5,100)	(295,902)
Corning, Inc.	(18,700)	(411,587)
International Business Machines Corp.	(13,430)	(1,686,271)
ON Semiconductor Corp.	(23,300)	(373,848)
Paycom Software, Inc.	(1,360)	(354,987)
Paylocity Holding Corp.	(3,200)	(366,496)
Qualys, Inc.	(3,600)	(379,584)
		(3,868,675)

TOTAL COMMON STOCKS
(Proceeds $10,963,744)		(11,642,564)

EXCHANGE TRADED FUNDS (1.00%)
SPDR® S&P® Regional Banking ETF	(21,400)	(815,982)

		Value
TOTAL EXCHANGE TRADED FUNDS
(Proceeds $645,403)		$(815,982)

TOTAL SECURITIES SOLD SHORT
(Proceeds $11,609,147)		$(12,458,546)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

FEDEF Rates:

1D  FEDEF - 1 Day FEDEF as of April 30, 2020 was 0.05%

Libor Rates:

3M  US L - 3 Month LIBOR as of April 30, 2020 was 0.56%

1D  SOFR as of April 30, 2020 was 0.04%

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, or borrowings. As of April 30, 2020, the aggregate value of those securities was $84,734,519, representing 103.73% of net assets. (See Note 1 and Note 6)
(b)	Loaned security; a portion or all of the security is on loan as of April 30, 2020.
(c)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(d)	Security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of April 30, 2020, these securities had an aggregate value of $2,493,235 or 3.05% of net assets.
(e)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2020, the aggregate value of those securities was $1,509,947, representing 1.85% of net assets.
(f)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at April 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(g)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.
(h)	Non-income producing security.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

16	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statement of Investments
April 30, 2020 (Unaudited)

FUTURES CONTRACTS

						Unrealized
				Expiration	Notional	Appreciation/
Description	Counterparty	Position	Contracts	Date	Value	(Depreciation)
EURODOLLAR 90 DAY	Morgan Stanley	Long	682	December 2020	$169,962,925	$79,086
EURODOLLAR 90 DAY	Morgan Stanley	Long	1,930	June 2021	481,269,625	3,516,413
					$651,232,550	$3,595,499

TOTAL RETURN SWAP CONTRACTS

	Reference	Notional	Floating Rate	Floating	Termination		Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Value	Appreciation
Morgan Stanley	Banco Santander SA	$(171,225)	1D FEDEF - 50 bps	1D FEDEF	05/20/2020	$(95,356)	$75,869
Morgan Stanley	Kweichow Moutai Co., Ltd.	1,895,084	1D FEDEF - 250 bps	1D FEDEF	05/29/2020	1,983,237	88,153
Morgan Stanley	Sany Heavy Industry Co., Ltd.	1,493,642	1D FEDEF - 250 bps	1D FEDEF	05/29/2020	1,536,980	43,338
		$3,217,501				$3,424,861	$207,360

	Reference	Notional	Floating Rate	Floating	Termination		Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Value	Depreciation
Morgan Stanley	Wuliangye Yibin Co., Ltd.	$774,443	1D FEDEF - 255 bps	1D FEDEF	05/04/2022	$768,172	$(6,271)
TOTAL		$3,991,944				$4,193,033	$201,089

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2020	17

Clough Global Equity Fund	Statement of Investments
April 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS 130.14%
Communication Services 7.07%
Facebook, Inc. - Class A(a)(b)	9,700	$1,985,687
GCI Liberty, Inc. - Class A(a)(b)	8,800	535,304
Netflix, Inc.(a)(b)	5,319	2,233,182
Tencent Holdings, Ltd.	55,400	2,979,916
T-Mobile US, Inc.(a)(b)(c)	30,920	2,714,776
		10,448,865

Consumer Discretionary 21.61%
Alibaba Group Holding, Ltd. - Sponsored ADR(a)(b)	10,370	2,101,688
Alibaba Group Holding, Ltd.(a)	161,150	4,095,008
Amazon.com, Inc.(a)(b)(c)	2,500	6,185,000
Carnival Corp.	81,400	1,294,260
Carvana Co.(a)(b)	27,870	2,232,666
DR Horton, Inc.(b)	49,100	2,318,502
JD.com, Inc. - ADR(a)(b)	86,600	3,732,460
Lennar Corp. - Class A(b)	45,600	2,283,192
Li Ning Co., Ltd.	271,500	856,262
Meituan Dianping - Class B(a)	191,300	2,561,360
Melco Resorts & Entertainment, Ltd. - ADR(b)	93,600	1,480,752
Royal Caribbean Cruises Ltd.(b)	27,600	1,290,852
Sands China, Ltd.	360,800	1,484,620
		31,916,622

Consumer Staples 1.62%
Sun Art Retail Group, Ltd.	1,436,500	2,394,012

Energy 0.56%
Scorpio Tankers, Inc.(b)	37,700	825,253

Financials 26.75%
AGNC Investment Corp.(b)	224,100	2,783,322
AIA Group, Ltd.	306,400	2,843,661
Bank of America Corp.(b)(c)	236,205	5,680,730
Citigroup, Inc.(b)(c)	120,419	5,847,547
First American Financial Corp.(b)	45,700	2,107,684
Golub Capital BDC, Inc.(b)	150,109	1,540,118
HDFC Bank, Ltd.	175,164	2,336,764
JPMorgan Chase & Co.(b)(c)	49,150	4,706,604
PennyMac Financial Services, Inc.(b)	247,600	7,470,092
Ping An Insurance Group Co. of China, Ltd. - Class H	128,800	1,324,135
Solar Capital, Ltd.(b)	39,400	593,364
TPG Specialty Lending, Inc.(b)	137,800	2,268,188
		39,502,209

Health Care 22.78%
1Life Healthcare, Inc.(a)(b)	35,000	863,450
Alphamab Oncology(a)(d)	6,922	15,179
Amgen, Inc.(b)	8,214	1,964,953

	Shares	Value
Health Care (continued)
Amphivena Therapeutics, Inc. - Series C(a)(d)(e)(f)(g)	334,425	$1,199,997
Apellis Pharmaceuticals, Inc.(a)(b)(c)	77,397	2,652,395
Arcellx, Inc.(a)(d)(e)(f)(g)	234,345	365,813
Centrexion Therapeutics(a)(d)(e)(f)(g)	66,719	723,701
Centrexion Therapeutics Corp.(a)(e)(f)(g)	4,336	47,032
CRISPR Therapeutics AG(a)(b)	51,180	2,518,056
Galapagos NV - Sponsored ADR(a)(b)(c)	3,366	742,035
Gilead Sciences, Inc.(b)(c)	17,000	1,428,000
Gossamer Bio, Inc.(a)(b)	87,821	1,143,429
GW Pharmaceuticals PLC - ADR(a)(b)(c)	20,998	2,102,740
Idorsia, Ltd.(a)(d)	40,561	1,173,233
Mirati Therapeutics, Inc.(a)(b)(c)	22,400	1,904,896
Regeneron Pharmaceuticals, Inc.(a)(b)(c)	7,835	4,120,270
SmileDirectClub, Inc.(a)(b)	168,900	1,303,908
Teladoc Health, Inc.(a)(b)(c)	12,204	2,008,656
Thermo Fisher Scientific, Inc.(b)(c)	5,634	1,885,587
Veracyte, Inc.(a)(b)(c)	34,310	925,341
Vertex Pharmaceuticals, Inc.(a)(b)(c)	5,610	1,409,232
Zai Lab, Ltd. - ADR(a)(b)(c)	38,390	2,407,821
Zoetis, Inc.(b)	5,710	738,360
		33,644,084

Industrials 0.94%
Uber Technologies, Inc.(a)	45,700	1,383,339

Information Technology 43.37%
Adobe, Inc.(a)(b)	6,370	2,252,687
Apple, Inc.(b)(c)	10,840	3,184,792
Cadence Design Systems, Inc.(a)(b)	16,930	1,373,531
Crowdstrike Holdings, Inc. - Class A(a)(b)	21,200	1,434,392
GDS Holdings, Ltd. - ADR(a)(b)(c)	31,330	1,795,836
Infineon Technologies AG	38,595	716,892
Intel Corp.(b)(c)	46,200	2,771,076
Lam Research Corp.(b)(c)	7,775	1,984,802
Mastercard, Inc. - Class A(b)	5,905	1,623,698
MediaTek, Inc.	113,000	1,577,018
Microchip Technology, Inc.(b)	42,600	3,737,298
Micron Technology, Inc.(a)(b)(c)	153,473	7,349,822
Microsoft Corp.(b)(c)	31,862	5,709,989
NVIDIA Corp.(b)(c)	10,190	2,978,333
Okta, Inc.(a)(b)(c)	10,400	1,573,520
PayPal Holdings, Inc.(a)(b)(c)	24,530	3,017,190
Qorvo, Inc.(a)(b)	14,900	1,460,647
RingCentral, Inc. - Class A(a)(b)(c)	7,100	1,622,563
salesforce.com, Inc.(a)(b)(c)	16,799	2,720,598
Samsung Electronics Co., Ltd.	32,646	1,339,653
ServiceNow, Inc.(a)(b)(c)	7,285	2,560,969
Shopify, Inc. - Class A(a)	2,615	1,653,438

18	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments
April 30, 2020 (Unaudited)

	Shares	Value
Information Technology (continued)
Silergy Corp.	35,130	$1,411,745
Taiwan Semiconductor
Manufacturing Co., Ltd. - Sponsored ADR(b)	25,800	1,370,754
Teradyne, Inc.	22,100	1,382,134
Visa, Inc. - Class A(b)(c)	9,670	1,728,222
Workday, Inc. - Class A(a)(b)	14,550	2,239,245
Zoom Video Communications, Inc. - Class A(a)(b)(c)	11,000	1,486,870
		64,057,714

Real Estate 5.44%
Community Healthcare Trust, Inc.(b)	52,700	1,960,440
KWG Group Holdings, Ltd.	732,500	1,079,026
Longfor Properties Co., Ltd.	265,000	1,341,664
Physicians Realty Trust(b)	101,400	1,563,588
SBA Communications Corp.(b)	7,220	2,093,223
		8,037,941

TOTAL COMMON STOCKS
(Cost $183,703,659)		192,210,039

PREFERRED STOCKS 0.12%
Gabelli Equity Trust, Inc.
Series K, Perpetual Maturity 5.000%(b)(h)	7,130	179,534

TOTAL PREFERRED STOCKS
(Cost $178,250)		179,534

RIGHTS 0.03%
Golub Capital BDC, Inc., Strike Price $1.32, Expires 5/7/2020(b)	69,152	44,499

TOTAL RIGHTS
(Cost $0)		44,499

Underlying Security/Expiration Date/
Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.65%
Put Options Purchased 0.65%
S&P 500® Index
07/17/20, $2,700, $17,765,823	61	596,885
SPDR® S&P® Biotech ETF
06/19/20, $85, $12,327,480	1,320	366,300

Total Put Options Purchased
(Cost $1,139,222)		963,185

	Principal
Description/Maturity Date/Rate	Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS 26.70%
U.S. Treasury Bonds
02/15/2029, 5.250%(b)	$2,560,000	$3,584,300
11/15/2049, 2.375%	3,100,000	3,923,195
U.S. Treasury Notes
05/31/2020, 1.500%(b)	3,000,000	3,003,466
11/15/2020, 1.750%(b)	4,000,000	4,035,234
12/31/2020, 2.500%(b)	3,000,000	3,047,285
01/31/2021, 2.500%(b)	1,500,000	1,526,485
02/28/2022, 1.125%(b)	6,000,000	6,102,070
02/28/2023, 2.625%(b)	6,500,000	6,936,719
02/28/2025, 1.125%(b)	3,000,000	3,112,500
02/28/2027, 1.125%(b)	4,000,000	4,161,875

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $39,133,278)		39,433,129

	Shares	Value
SHORT-TERM INVESTMENTS 0.43%
Money Market Funds 0.43%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.116% 7-day yield)	638,559	638,559

TOTAL SHORT-TERM INVESTMENTS
(Cost $638,559)		638,559

Total Investments - 158.07%
(Cost $224,792,968)		233,468,945

Liabilities in Excess of Other Assets - (58.07%)(i)		(85,772,218)

NET ASSETS - 100.00%		$147,696,727

SCHEDULE OF SECURITIES SOLD
SHORT (a)	Shares	Value
COMMON STOCKS (14.00%)
Consumer Discretionary (0.52%)
Booking Holdings, Inc.	(516)	(763,974)

Financials (2.64%)
Deutsche Bank AG	(356,200)	(2,639,442)
Mediobanca Banca di Credito Finanziario SpA	(67,513)	(391,230)
Societe Generale S.A.	(14,196)	(221,839)
UniCredit SpA	(84,636)	(651,931)
		(3,904,442)

Health Care (6.13%)
Alexion Pharmaceuticals, Inc.	(26,100)	(2,804,967)
Bruker Corp.	(19,520)	(767,527)

Semi-Annual Report | April 30, 2020	19

Clough Global Equity Fund	Statement of Investments
April 30, 2020 (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT (a) (continued)	Shares	Value
Health Care (continued)
Charles River Laboratories International, Inc.	(11,860)	$(1,715,786)
IQVIA Holdings, Inc.	(13,270)	(1,892,169)
PRA Health Sciences, Inc.	(19,320)	(1,864,380)
		(9,044,829)

Information Technology (4.71%)
Cognizant Technology Solutions Corp. - Class A	(8,800)	(510,576)
Corning, Inc.	(33,400)	(735,134)
International Business Machines Corp.	(24,520)	(3,078,731)
ON Semiconductor Corp.	(41,300)	(662,658)
Paycom Software, Inc.	(2,430)	(634,279)
Paylocity Holding Corp.	(5,800)	(664,274)
Qualys, Inc.	(6,400)	(674,816)
		(6,960,468)

TOTAL COMMON STOCKS
(Proceeds $19,450,698)		(20,673,713)

EXCHANGE TRADED FUNDS (12.10%)
SPDR® S&P 500® ETF Trust	(56,650)	(16,455,692)
SPDR® S&P® Regional Banking ETF	(37,400)	(1,426,062)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $15,580,180)		(17,881,754)

TOTAL SECURITIES SOLD SHORT
(Proceeds $35,030,878)		$(38,555,467)

Investment Abbreviations:
1D FEDEF - Federal Funds Effective Rate (Daily)

FEDEF Rates:
1D FEDEF - 1 Day FEDEF as of April 30, 2020 was 0.05%

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, or borrowings. As of April 30, 2020, the aggregate value of those securities was $175,686,820, representing 118.95% of net assets. (See Note 1 and Note 6)
(c)	Loaned security; a portion or all of the security is on loan as of April 30, 2020.
(d)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of April 30, 2020, these securities had an aggregate value of $2,641,350 or 1.79% of net assets.

(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of April 30, 2020, these securities had an aggregate value of $2,336,543 or 1.58% of net assets.
(f)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1)
(g)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of April 30, 2020, these securities had an aggregate value of $2,336,543 or 1.58% of total net assets.
(h)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(i)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

20	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments
April 30, 2020 (Unaudited)

FUTURES CONTRACTS

						Unrealized
				Expiration	Notional	Appreciation/
Description	Counterparty	Position	Contracts	Date	Value	(Depreciation)
EURODOLLAR 90 DAY	Morgan Stanley	Long	1,145	December 2020	$285,348,313	$132,777
EURODOLLAR 90 DAY	Morgan Stanley	Long	3,290	June 2021	820,402,626	6,150,647
					$1,105,750,939	$6,283,424

TOTAL RETURN SWAP CONTRACTS

	Reference	Notional	Floating Rate	Floating	Termination		Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Value	Appreciation
Morgan Stanley	Banco Santander SA	$(292,822)	1D FEDEF -50 bps	1D FEDEF	05/20/2020	$(163,074)	$129,748
Morgan Stanley	Kweichow Moutai Co., Ltd.	3,351,498	1D FEDEF - 250 bps	1D FEDEF	05/29/2020	3,508,804	157,306
Morgan Stanley	Sany Heavy Industry Co., Ltd.	2,641,046	1D FEDEF - 250 bps	1D FEDEF	05/29/2020	2,717,580	76,534
		$5,699,722				$6,063,310	$363,588

	Reference	Notional	Floating Rate	Floating	Termination		Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Value	Depreciation
Morgan Stanley	Wuliangye Yibin Co., Ltd.	$1,420,783	1D FEDEF - 255 bps	1D FEDEF	05/04/2022	$1,409,277	$(11,506)
Morgan Stanley	Zoomlion Heavy Industry Science	1,342,610	1D FEDEF - 250 bps	1D FEDEF	05/29/2020	1,337,791	(4,819)
		$2,763,393				$2,747,068	$(16,325)
TOTAL		$8,463,115				$8,810,378	$347,263

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2020	21

Clough Global Opportunities Fund	Statement of Investments
April 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS 123.58%
Communication Services 7.60%
Facebook, Inc. - Class A(a)(b)(c)	19,700	$4,032,787
GCI Liberty, Inc. - Class A(a)(b)(c)	44,272	2,693,066
Netflix, Inc.(a)(b)	10,694	4,489,876
Tencent Holdings, Ltd.	111,500	5,997,484
T-Mobile US, Inc.(a)(b)(c)	59,390	5,214,442
		22,427,655

Consumer Discretionary 19.43%

Alibaba Group Holding, Ltd. - Sponsored ADR(a)(b)	21,100	4,276,337
Alibaba Group Holding, Ltd.(a)	324,820	8,254,052
Amazon.com, Inc.(a)(b)(c)	3,700	9,153,800
Carnival Corp.	164,200	2,610,780
Carvana Co.(a)(b)	56,260	4,506,989
DR Horton, Inc.(b)	78,200	3,692,604
JD.com, Inc. - ADR(a)(b)	168,400	7,258,040
Lennar Corp. - Class A(b)	72,200	3,615,054
Li Ning Co., Ltd.	552,000	1,740,909
Meituan Dianping - Class B(a)	384,800	5,152,176
Melco Resorts & Entertainment, Ltd. - ADR(b)	188,900	2,988,398
Royal Caribbean Cruises Ltd.(b)	55,600	2,600,412
Sands China, Ltd.	364,000	1,497,788
		57,347,339

Consumer Staples 1.64%
Sun Art Retail Group, Ltd.	2,904,500	4,840,521

Energy 0.57%
Scorpio Tankers, Inc.(b)	76,200	1,668,018

Financials 25.65%
AGNC Investment Corp.(b)	450,200	5,591,484
AIA Group, Ltd.	619,400	5,748,575
Bank of America Corp.(b)(c)	461,910	11,108,936
Barings BDC, Inc.(b)	242,000	1,635,920
Citigroup, Inc.(b)(c)	225,127	10,932,167
First American Financial Corp.(b)	92,100	4,247,652
Golub Capital BDC, Inc.(b)	105,757	1,085,067
HDFC Bank, Ltd.	360,606	4,810,641
JPMorgan Chase & Co.(b)(c)	102,300	9,796,248
PennyMac Financial Services, Inc.(b)	490,137	14,787,433
Ping An Insurance Group Co. of China, Ltd. - Class H	263,800	2,712,010
Solar Capital, Ltd.(b)	68,985	1,038,914
TPG Specialty Lending, Inc.(b)	133,927	2,204,439
		75,699,486

Health Care 22.00%
1Life Healthcare, Inc.(a)(b)	70,200	1,731,834
Alphamab Oncology(a)(d)	14,036	30,779

	Shares	Value
Health Care (continued)
Amgen, Inc.(b)(c)	16,475	$3,941,149
Amphivena Therapeutics, Inc. - Series C(a)(d)(e)(f)(g)	780,326	2,799,997
Apellis Pharmaceuticals, Inc.(a)(b)(c)	156,301	5,356,435
Arcellx, Inc.(a)(d)(e)(f)(g)	538,792	841,054
Centrexion Therapeutics(a)(d)(e)(f)(g)	217,952	2,364,125
Centrexion Therapeutics Corp.(a)(e)(f)(g)	14,166	153,659
CRISPR Therapeutics AG(a)(b)	119,338	5,871,430
Galapagos NV - Sponsored ADR(a)(b)(c)	6,819	1,503,248
Gilead Sciences, Inc.(b)(c)	33,900	2,847,600
Gossamer Bio, Inc.(a)(b)	180,188	2,346,048
GW Pharmaceuticals PLC - ADR(a)(b)(c)	39,434	3,948,921
Mirati Therapeutics, Inc.(a)(b)(c)	45,300	3,852,312
Regeneron Pharmaceuticals, Inc.(a)(b)(c)	15,740	8,277,351
SmileDirectClub, Inc.(a)(b)	338,300	2,611,676
Teladoc Health, Inc.(a)(b)(c)	24,823	4,085,618
Thermo Fisher Scientific, Inc.(b)(c)	11,332	3,792,594
Vertex Pharmaceuticals, Inc.(a)(b)	11,368	2,855,642
Zai Lab, Ltd. - ADR(a)(b)(c)	77,420	4,855,782
Zoetis, Inc.(b)(c)	6,670	862,498
		64,929,752

Industrials 0.94%
Uber Technologies, Inc.(a)	91,900	2,781,813

Information Technology 40.46%
Adobe, Inc.(a)(b)	12,820	4,533,665
Apple, Inc.(b)(c)	21,910	6,437,158
Cadence Design Systems, Inc.(a)(b)	34,110	2,767,344
Crowdstrike Holdings, Inc. - Class A(a)(b)	42,800	2,895,848
GDS Holdings, Ltd. - ADR(a)(b)(c)	63,290	3,627,783
Infineon Technologies AG	77,543	1,440,340
Intel Corp.(b)	72,900	4,372,542
Lam Research Corp.(b)(c)	10,860	2,772,341
Mastercard, Inc. - Class A(b)	8,697	2,391,414
MediaTek, Inc.	229,000	3,195,904
Microchip Technology, Inc.(b)	85,800	7,527,234
Micron Technology, Inc.(a)(b)(c)	301,973	14,461,487
Microsoft Corp.(b)(c)	59,564	10,674,464
NVIDIA Corp.(b)	20,430	5,971,280
Okta, Inc.(a)(b)(c)	21,310	3,224,203
PayPal Holdings, Inc.(a)(b)(c)	49,350	6,070,050
Qorvo, Inc.(a)(b)	29,910	2,932,077
RingCentral, Inc. - Class A(a)(b)(c)	14,200	3,245,126
salesforce.com, Inc.(a)(b)(c)	33,471	5,420,629
Samsung Electronics Co., Ltd.	65,907	2,704,543
ServiceNow, Inc.(a)(b)(c)	14,726	5,176,778
Shopify, Inc. - Class A(a)	5,280	3,338,491
Silergy Corp.	58,000	2,330,806

22	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments
April 30, 2020 (Unaudited)

	Shares	Value
Information Technology (continued)
Taiwan Semiconductor
Manufacturing Co., Ltd. - Sponsored ADR(b)	52,000	$2,762,760
Teradyne, Inc.	44,300	2,770,522
Visa, Inc. - Class A(b)(c)	7,514	1,342,902
Workday, Inc. - Class A(a)(b)	14,520	2,234,628
Zoom Video Communications, Inc. - Class A(a)(b)(c)	20,600	2,784,502
		119,406,821

Real Estate 5.29%
Community Healthcare Trust, Inc.(b)	89,311	3,322,369
KWG Group Holdings, Ltd.	1,473,000	2,169,837
Longfor Properties Co., Ltd.	534,500	2,706,111
Physicians Realty Trust(b)	207,400	3,198,108
SBA Communications Corp.(b)	14,470	4,195,142
		15,591,567

TOTAL COMMON STOCKS
(Cost $348,009,680)		364,692,972

PREFERRED STOCKS 0.76%
Gabelli Equity Trust, Inc.
Series K, Perpetual Maturity 5.000%(b)(h)	12,683	319,358
Trinity Capital, Inc., 01/16/2025 7.000%(b)(d)	73,600	1,922,800

TOTAL PREFERRED STOCKS
(Cost $2,157,075)		2,242,158

RIGHTS 0.02%
Golub Capital BDC, Inc., Strike Price $1.32, Expires 5/7/2020(b)	66,139	42,560

TOTAL RIGHTS
(Cost $0)		42,560

Underlying Security/Expiration Date/
Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.66%
Put Options Purchased 0.66%
S&P 500® Index 07/17/20, $2,700, $35,822,889	123	1,203,555
SPDR® S&P® Biotech ETF 06/19/20, $85, $24,841,740	2,660	738,150

Total Put Options Purchased
(Cost $2,296,443)		1,941,705

	Principal
Description/Maturity Date/Rate	Amount	Value
CORPORATE BONDS 7.36%
Agile Group Holdings, Ltd.
11/23/2020, 9.500%(i)	$750,000	$762,329
Amgen, Inc.
02/21/2030, 2.450%(b)	1,000,000	1,034,710
Centene Corp.
01/15/2025, 4.750%(b)	750,000	771,413
Fifth Third Bancorp
Series J, Perpetual Maturity, 3M US L + 3.129%(b)(h)(j)	1,500,000	1,254,780
Goldman Sachs Capital II
Perpetual Maturity, 3M US L + 0.768%(b)(h)(j)	2,356,000	1,904,284
Healthcare Realty Trust, Inc.
01/15/2028, 3.625%(b)	1,540,000	1,541,473
Home Depot, Inc.
09/15/2056, 3.500%(b)	1,200,000	1,357,229
Marriott International, Inc.
03/01/2021, 2.875%(b)	1,000,000	980,679
Massachusetts Mutual Life Insurance Co.
04/15/2050, 3.375%(d)	850,000	873,367
NortonLifeLock, Inc.
04/15/2025, 5.000%(b)(d)	1,200,000	1,213,500
PulteGroup, Inc.
03/01/2026, 5.500%	500,000	534,775
Seagate HDD Cayman
06/01/2027, 4.875%	1,250,000	1,305,518
Sunac China Holdings, Ltd.
04/19/2023, 8.350%(i)	2,250,000	2,244,765
Times China Holdings, Ltd.
06/04/2021, 7.850%(i)	1,500,000	1,522,749
TPG Specialty Lending, Inc.
11/01/2024, 3.875%(b)(c)	2,500,000	2,300,874
USB Capital IX
Perpetual Maturity, 3M US L + 1.020%(b)(c)(h)(j)	2,614,000	2,121,901

TOTAL CORPORATE BONDS
(Cost $22,918,012)		21,724,346

GOVERNMENT & AGENCY OBLIGATIONS 25.56%
U.S. Treasury Bonds
02/15/2029, 5.250%(b)	4,280,000	5,992,502
11/15/2049, 2.375%	7,125,000	9,017,021
U.S. Treasury Notes
10/31/2020, 1.750%(b)	4,000,000	4,032,266
12/31/2020, 2.500%(b)	5,000,000	5,078,809
01/31/2021, 2.500%(b)	2,000,000	2,035,312
02/28/2022, 1.125%(b)	16,984,000	17,272,927
02/28/2023, 2.625%(b)	15,000,000	16,007,812
02/28/2025, 1.125%(b)	8,000,000	8,300,000

Semi-Annual Report | April 30, 2020	23

Clough Global Opportunities Fund	Statement of Investments
April 30, 2020 (Unaudited)

	Principal
Description/Maturity Date/Rate	Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS (continued)
02/28/2027, 1.125%(b)	$7,400,000	$7,699,469

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $74,911,648)		75,436,118

	Shares	Value
SHORT-TERM INVESTMENTS 2.25%
Money Market Funds 2.25%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.116% 7-day yield)	6,652,627	6,652,627

TOTAL SHORT-TERM INVESTMENTS
(Cost $6,652,627)		6,652,627

Total Investments - 160.19%
(Cost $456,945,485)		472,732,486

Liabilities in Excess of Other Assets - (60.19%)(k)		(177,627,195)

NET ASSETS - 100.00%		$295,105,291

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCKS (13.98%)
Consumer Discretionary (0.52%)
Booking Holdings, Inc.	(1,041)	(1,541,273)

Financials (2.80%)
Deutsche Bank AG	(721,443)	(5,345,893)
Mediobanca Banca di Credito Finanziario SpA	(157,505)	(912,722)
Societe Generale S.A.	(30,516)	(476,870)
UniCredit SpA	(197,432)	(1,520,771)
		(8,256,256)

Health Care (6.18%)
Alexion Pharmaceuticals, Inc.	(52,500)	(5,642,175)
Bruker Corp.	(39,410)	(1,549,601)
Charles River Laboratories International, Inc.	(23,940)	(3,463,400)
IQVIA Holdings, Inc.	(26,820)	(3,824,264)
PRA Health Sciences, Inc.	(39,010)	(3,764,465)
		(18,243,905)

Information Technology (4.48%)
Cognizant Technology Solutions Corp. - Class A	(18,091)	(1,049,640)
Corning, Inc.	(60,300)	(1,327,203)
International Business Machines Corp.	(49,470)	(6,211,453)

SCHEDULE OF SECURITIES SOLD SHORT (a) (continued)	Shares	Value
Information Technology (continued)
ON Semiconductor Corp.	(78,200)	$(1,254,719)
Paycom Software, Inc.	(4,250)	(1,109,335)
Paylocity Holding Corp.	(10,200)	(1,168,206)
Qualys, Inc.	(10,400)	(1,096,576)
		(13,217,132)

TOTAL COMMON STOCKS
(Proceeds $39,110,571)		(41,258,566)

EXCHANGE TRADED FUNDS (12.23%)
SPDR® S&P 500® ETF Trust	(114,330)	(33,210,578)
SPDR® S&P® Regional Banking ETF	(75,300)	(2,871,189)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $31,437,005)		(36,081,767)

TOTAL SECURITIES SOLD SHORT
(Proceeds $70,547,576)		$(77,340,333)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

FEDEF Rates:

1D FEDEF - 1 Day FEDEF as of April 30, 2020 was 0.05%

Libor Rates:

3M US L - 3 Month LIBOR as of April 30, 2020 was 0.56%

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, or borrowings. As of April 30, 2020, the aggregate value of those securities was $348,426,042, representing 118.07% of net assets. (See Note 1 and Note 6)
(c)	Loaned security; a portion or all of the security is on loan as of April 30, 2020.
(d)	Security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of April 30, 2020, these securities had an aggregate value of $10,045,622 or 3.40% of net assets.
(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of April 30, 2020, these securities had an aggregate value of $6,158,835 or 2.09% of net assets.
(f)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1)
(g)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of April 30, 2020, these securities had an aggregate value of $6,158,835 or 2.09% of total net assets.

24	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments
April 30, 2020 (Unaudited)

(h)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(i)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2020, the aggregate value of those securities was $4,529,843, representing 1.53% of net assets.
(j)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at April 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(k)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

Semi-Annual Report | April 30, 2020	25

Clough Global Opportunities Fund	Statement of Investments
April 30, 2020 (Unaudited)

FUTURES CONTRACTS

						Unrealized
				Expiration	Notional	Appreciation/
Description	Counterparty	Position	Contracts	Date	Value	(Depreciation)
EURODOLLAR 90 DAY	Morgan Stanley	Long	2,316	December 2020	$577,176,150	$268,570
EURODOLLAR 90 DAY	Morgan Stanley	Long	6,611	June 2021	1,648,535,488	12,317,832
					$2,225,711,638	$12,586,402

TOTAL RETURN SWAP CONTRACTS

	Reference	Notional	Floating Rate	Floating	Termination		Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Value	Appreciation
Morgan Stanley	Banco Santander SA	$(595,195)	1D FEDEF - 50 bps	1D FEDEF	05/20/2020	$(331,467)	$263,728
Morgan Stanley	Kweichow Moutai Co., Ltd.	6,714,847	1D FEDEF - 250 bps	1D FEDEF	05/29/2020	7,068,938	354,091
Morgan Stanley	Sany Heavy Industry Co., Ltd.	5,330,776	1D FEDEF - 250 bps	1D FEDEF	05/29/2020	5,485,268	154,492
		$11,450,428				$12,222,739	$772,311

	Reference	Notional	Floating Rate	Floating	Termination		Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Value	Depreciation
Morgan Stanley	Wuliangye Yibin Co., Ltd.	$2,857,093	1D FEDEF - 255 bps	1D FEDEF	05/04/2022	$2,833,956	$(23,137)
Morgan Stanley	Zoomlion Heavy Industry Science	2,709,341	1D FEDEF - 250 bps	1D FEDEF	05/29/2020	2,699,616	(9,725)
		$5,566,434				$5,533,572	$(32,862)
TOTAL		$17,016,862				$17,756,311	$739,449

See Notes to the Financial Statements.

26	www.cloughglobal.com

Clough Global Funds	Statements of Assets and Liabilities
April 30, 2020 (Unaudited)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund

ASSETS:

Investments, at value (Cost - see below)*	$129,875,600	$233,468,945	$472,732,486
Cash	2,713,044	6,505,122	13,080,107
Deposit with broker for futures contracts	1,765,931	3,320,976	6,348,894
Deposit with broker for securities sold short	9,122,378	37,194,477	75,006,374
Deposit with broker for total return swap contracts	1,733,037	3,617,136	7,291,742
Deposit with broker for written options	310,560	958,516	1,932,291
Unrealized appreciation on total return swap contracts	207,360	363,588	772,311
Dividends receivable	20,346	31,187	66,046
Interest receivable	291,525	171,780	447,745
Receivable for investments sold	7,065,029	7,416,952	14,605,961
Other assets	1,336	1,340	1,336
Deferred offering costs	–	–	103,247
Total Assets	153,106,146	293,050,019	592,388,540

LIABILITIES:

Loan payable	50,500,000	87,500,000	178,000,000
Interest due on loan payable	78,393	135,830	276,317
Variation margin payable	32,650	55,438	111,588
Securities sold short, at value (Proceeds $11,609,147, $35,030,878 and $70,547,576)	12,458,546	38,555,467	77,340,333
Payable for investments purchased	8,141,194	18,677,731	40,779,390
Unrealized depreciation on total return swap contracts	6,271	16,325	32,862
Payable for total return swap contracts payments	25,284	45,319	94,888
Interest payable - margin account	13,112	25,001	50,792
Accrued investment advisory fee	87,540	201,193	451,649
Accrued administration fee	36,543	72,437	145,430
Other payables and accrued expenses	40,031	68,551	–
Total Liabilities	71,419,564	145,353,292	297,283,249
Net Assets	$81,686,582	$147,696,727	$295,105,291
Cost of Investments	$128,786,844	$224,792,968	$456,945,485

COMPOSITION OF NET ASSETS:

Paid-in capital	$96,238,198	$157,240,832	$328,168,648
Distributable earnings	(14,551,616)	(9,544,105)	(33,063,357)
Net Assets	$81,686,582	$147,696,727	$295,105,291
Shares of common stock outstanding of no par value, unlimited shares authorized	8,407,724	13,230,829	32,224,412
Net asset value per share	$9.72	$11.16	$9.16

* Securities Loaned, at value	$23,297,017	$63,482,052	$133,777,296

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2020	27

Clough Global Funds	Statements of Operations
For the six months ended April 30, 2020 (Unaudited)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $10,814, $18,202 and $36,935)	$1,574,610	$2,296,339	$4,329,414
Interest on investment securities	549,638	184,770	935,176
Interest income - margin account	59,815	98,609	215,904
Hypothecated securities income (See Note 6)	9,655	90,242	132,321
Total Income	2,193,718	2,669,960	5,612,815

EXPENSES:

Investment advisory fee	599,210	1,337,581	2,998,425
Administration fee	249,650	481,401	965,717
Interest on loan	580,021	1,002,894	2,068,686
Trustees fee	66,222	66,222	66,222
Dividend expense - short sales	128,273	221,943	484,359
Other expenses	2,704	4,168	4,843
Total Expenses	1,626,080	3,114,209	6,588,252
Net Investment Income/(Loss)	567,638	(444,249)	(975,437)

NET REALIZED GAIN/(LOSS) ON:
Investment securities	(14,996,724)	(13,871,075)	(21,923,608)
Futures contracts	837,785	1,442,418	2,909,345
Securities sold short	(1,186,200)	(2,339,762)	(4,187,579)
Written options	1,341,047	(4,143,118)	(8,310,820)
Total return swap contracts	450,587	1,662,334	3,368,589
Foreign currency transactions	(66,548)	(140,907)	(250,660)
Net realized loss	(13,620,053)	(17,390,110)	(28,394,733)
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
Investment securities	(6,346,184)	(1,027,888)	(6,936,415)
Futures contracts	3,595,499	6,283,424	12,586,402
Securities sold short	(184,754)	(2,329,549)	(4,171,584)
Written options	(24,595)	(40,992)	(84,034)
Total return swap contracts	102,527	(36,589)	(82,426)
Translation of assets and liabilities denominated in foreign currencies	(315)	(542)	(885)
Deferred capital gains tax	19,802	33,041	58,892
Net change in unrealized appreciation/(depreciation)	(2,838,020)	2,880,905	1,369,950
Net Realized and Unrealized Loss	(16,458,073)	(14,509,205)	(27,024,783)
Net Decrease in Net Assets Attributable to Common Shares from Operations	$(15,890,435)	$(14,953,454)	$(28,000,220)

See Notes to the Financial Statements.

28	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	April 30, 2020	Year Ended
	(Unaudited)	October 31, 2019

COMMON SHAREHOLDERS OPERATIONS:

Net investment income	$567,638	$1,152,057
Net realized gain/(loss)	(13,620,053)	3,580,635
Net change in unrealized appreciation/(depreciation)	(2,838,020)	4,558,700
Net Increase/(Decrease) in Net Assets From Operations	(15,890,435)	9,291,392

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(5,078,265)	(4,288,182)
Tax return of capital	–	(4,638,158)
Net Decrease in Net Assets from Distributions	(5,078,265)	(8,926,340)

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares, net of offering costs	–	14,425,411
Offering costs	(14,998)	–
Net Increase/(Decrease) in Net Assets From Share Transactions	(14,998)	14,425,411

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(20,983,698)	14,790,463

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of period	102,670,280	87,879,817
End of period	$81,686,582	$102,670,280

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2020	29

Clough Global Equity Fund	Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	April 30, 2020	Year Ended
	(Unaudited)	October 31, 2019

COMMON SHAREHOLDERS OPERATIONS:

Net investment loss	$(444,249)	$(676,852)
Net realized gain/(loss)	(17,390,110)	13,102,244
Net change in unrealized appreciation	2,880,905	175,187
Net Increase/(Decrease) in Net Assets From Operations	(14,953,454)	12,600,579

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(8,672,808)	(15,225,597)
Net Decrease in Net Assets from Distributions	(8,672,808)	(15,225,597)

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares, net of offering costs	–	24,582,751
Offering costs	(14,001)	–
Net Increase/(Decrease) in Net Assets From Share Transactions	(14,001)	24,582,751

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(23,640,263)	21,957,733

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of period	171,336,990	149,379,257
End of period	$147,696,727	$171,336,990

See Notes to the Financial Statements.

30	www.cloughglobal.com

Clough Global Opportunities Fund	Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	April 30, 2020	Year Ended
	(Unaudited)	October 31, 2019

COMMON SHAREHOLDERS OPERATIONS:

Net investment loss	$(975,437)	$(1,334,560)
Net realized gain/(loss)	(28,394,733)	19,535,681
Net change in unrealized appreciation	1,369,950	13,493,165
Net Increase/(Decrease) in Net Assets From Operations	(28,000,220)	31,694,286

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(17,172,389)	(22,685,819)
Tax return of capital	–	(11,314,158)
Net Decrease in Net Assets from Distributions	(17,172,389)	(33,999,977)

Net Decrease in Net Assets Attributable to Common Shares	(45,172,609)	(2,305,691)

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of period	340,277,900	342,583,591
End of period	$295,105,291	$340,277,900

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2020	31

Clough Global Funds	Statements of Cash Flows
For the six months ended April 30, 2020 (Unaudited)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(15,890,435)	$(14,953,454)	$(28,000,220)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(173,853,001)	(308,048,648)	(647,201,003)
Proceeds from disposition of investment securities	176,329,091	318,447,368	695,986,960
Proceeds from securities sold short transactions	79,381,064	142,024,640	284,716,189
Cover securities sold short transactions	(89,228,340)	(145,220,764)	(293,611,656)
Premiums received from written options transactions	1,814,509	3,647,535	7,299,981
Premiums paid on closing written options transactions	(769,858)	(8,284,645)	(16,623,485)
Purchased options transactions	(3,571,785)	(7,966,390)	(15,564,404)
Proceeds from purchased options transactions	1,533,151	12,137,261	24,192,619
Net proceeds from/(purchases of) short-term investment securities	3,927,884	9,459,377	(4,654,302)
Net realized (gain)/loss on:
Investment securities	14,996,724	13,871,075	21,923,608
Securities sold short	1,186,200	2,339,762	4,187,579
Total return swap contracts	(450,587)	(1,662,334)	(3,368,589)
Written options	(1,341,047)	4,143,118	8,310,820
Net change in unrealized (appreciation)/depreciation on:
Investment securities	6,346,184	1,027,888	6,936,415
Securities sold short	184,754	2,329,549	4,171,584
Written options	24,595	40,992	84,034
Total return swap contracts	(102,527)	36,589	82,426
Deferred capital gains tax	(19,802)	(33,041)	(58,892)
Net amortization/(accretion) of premiums/discounts	195,345	82,434	344,279
(Increase)/Decrease in assets:
Interest receivable - margin account	19,389	38,001	80,481
Dividends receivable	23,165	39,917	89,622
Interest receivable	74,930	62,346	322,006
Other assets	(1,336)	(1,340)	(4,245)
Increase/(Decrease) in liabilities:
Interest due on loan payable	(36,042)	(59,518)	(135,185)
Variation margin payable	32,650	55,438	111,588
Payable for total return swap contracts payments	14,146	21,473	41,909
Interest payable - margin account	13,112	25,001	50,792
Accrued investment advisory fee	(13,847)	(19,934)	(48,471)
Accrued administration fee	(5,670)	(7,120)	(15,543)
Accrued trustees fee	(395)	(395)	(395)
Other payables and accrued expenses	(7,616)	2,122	(295)
Net cash provided by operating activities	804,605	23,574,303	49,646,207

CASH FLOWS FROM FINANCING ACTIVITIES:
Loan payable	1,000,000	3,000,000	–
Offering costs	(14,998)	(14,001)	–
Cash distributions paid	(5,078,265)	(8,672,808)	(17,172,389)
Payable due to custodian	–	–	(242,590)
Net cash used in financing activities	(4,093,263)	(5,686,809)	(17,414,979)

Effect of exchange rates on cash	315	542	885

Net Change in Cash, Restricted Cash and Foreign Rates on Cash	(3,288,343)	17,888,036	32,232,113

Cash and restricted cash, beginning of year	$18,933,293	$33,708,191	$71,427,295
Cash and restricted cash, end of year	$15,644,950	$51,596,227	$103,659,408

See Notes to the Financial Statements.

32	www.cloughglobal.com

Clough Global Funds	Statements of Cash Flows
For the six months ended April 30, 2020 (Unaudited)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest from loan payable:	$616,063	$1,062,412	$2,203,871

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$141,295	$97,250	$–
Foreign Currency, at value	816,844	1,409,852	3,195,631
Deposit with broker
Securities sold short	17,070,563	30,034,660	63,827,371
Total return swaps	604,472	1,717,213	3,483,400
Written options	300,119	449,216	920,893

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$2,713,044	$6,505,122	$13,080,107
Deposit with broker
Futures	1,765,931	3,320,976	6,348,894
Securities sold short	9,122,378	37,194,477	75,006,374
Total return swaps	1,733,037	3,617,136	7,291,742
Written options	310,560	958,516	1,932,291

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2020	33

Clough Global Dividend and Income Fund	Financial Highlights
For a share outstanding throughout the years indicated

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016(1)	For the Year Ended October 31, 2015

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$12.21		$12.54	$14.76	$13.79		$15.65	$16.96
Income from investment operations:
Net investment income/(loss)*	0.07		0.16	0.22	0.12		(0.01)	(0.27)
Net realized and unrealized gain/(loss) on investments	(1.96)		1.08	(1.15)	2.14		(0.46)	0.38
Total Income/(Loss) from Investment Operations	(1.89)		1.24	(0.93)	2.26		(0.47)	0.11

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.60)		(0.06)	–	(0.37)		–	(0.07)
Net realized gains	–		(0.53)	(0.17)	–		(0.59)	(1.34)
Tax return of capital	–		(0.64)	(1.23)	(0.92)		(0.80)	–
Total Distributions to Common Shareholders	(0.60)		(1.23)	(1.40)	(1.29)		(1.39)	(1.41)

CAPITAL SHARE TRANSACTIONS:
Accretive/(Dilutive) impact of capital share transactions	–		(0.34)	0.11	(0.00	)(2)	–	(0.01)
Total Capital Share Transactions	–		(0.34)	0.11	(0.00	)(2)	–	(0.01)
Net asset value - end of period	$9.72		$12.21	$12.54	$14.76		$13.79	$15.65
Market price - end of period	$8.50		$10.96	$11.28	$14.16		$11.62	$13.60

Total Investment Return - Net Asset Value:(3)	(15.39)%		11.75%	(5.18)%	17.89%		(1.14)%	1.61%
Total Investment Return - Market Price:(3)	(17.57)%		11.51%	(11.10)%	34.22%		(4.14)%	2.57%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$81,687		$102,670	$87,880	$153,233		$143,319	$162,651
Ratios to average net assets attributable to
common shareholders:
Total expenses	3.40	%(4)	3.66%	3.48%	2.94%		3.65%	3.95%
Total expenses excluding interest expense and dividends on short sales expense	1.92	%(4)	1.85%	1.84%	1.99%		2.09%	2.17%
Net investment income/(loss)	1.19	%(4)	1.30%	1.55%	0.87%		(0.08)%	(1.58)%
Portfolio turnover rate(5)	127%		253%	109%	149%		205%	172%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$50,500		$49,500	$55,000	$72,000		$72,000	$93,300
Asset Coverage Per $1,000 (000s)	$2,618		$3,074	$2,598	$3,128		$2,991	$2,743

*	Based on average shares outstanding.
(1)	Effective July 31, 2016, the Clough Global Allocation Fund name changed to Clough Global Dividend and Income Fund.
(2)	Less than $0.005.
(3)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported and that all rights in the Fund's rights offering were exercised. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized. Total returns include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes and may differ from those reported to the market.
(4)	Annualized.
(5)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.

34	www.cloughglobal.com

Clough Global Equity Fund	Financial Highlights
For a share outstanding throughout the years indicated

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$12.95		$13.55	$14.50	$12.70		$15.10		$16.47
Income from investment operations:
Net investment income/(loss)*	(0.03)		(0.06)	0.01	(0.02)		(0.23)		(0.45)
Net realized and unrealized gain/(loss) on investments	(1.10)		1.15	0.41	3.06		(0.84)		0.46
Total Income/(Loss) from Investment Operations	(1.13)		1.09	0.42	3.04		(1.07)		(0.01)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.66)		–	–	(0.13)		–		(0.04)
Net realized gains	–		(1.34)	(1.50)	–		(0.90)		(1.32)
Tax return of capital	–		–	–	(1.11)		(0.43)		–
Total Distributions to Common Shareholders	(0.66)		(1.34)	(1.50)	(1.24)		(1.33)		(1.36)

CAPITAL SHARE TRANSACTIONS:
Accretive/(Dilutive) impact of capital share transactions	–		(0.35)	0.13	(0.00	)(1)	–		(0.02)
Total Capital Share Transactions	–		(0.35)	0.13	(0.00	)(1)	–		(0.02)
Net asset value - end of period	$11.16		$12.95	$13.55	$14.50		$12.70		$15.10
Market price - end of period	$9.69		$11.77	$13.21	$13.66		$10.69		$12.92

Total Investment Return - Net Asset Value:(2)	(8.49)%		9.40%	3.99%	25.99%		(5.36	)%(3)	0.76%
Total Investment Return - Market Price:(2)	(12.58)%		1.99%	7.62%	41.01%		(6.90)%		(0.98)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$147,697		$171,337	$149,379	$255,870		$224,187		$266,576
Ratios to average net assets attributable to common shareholders:
Total expenses	3.78	%(4)	3.94%	3.63%	3.14%		4.21%		4.56%
Total expenses excluding interest expense and dividends on short sales expense	2.29	%(4)	2.18%	2.13%	2.21%		2.59%		2.77%
Net investment income/(loss)	(0.54	)%(4)	(0.45)%	0.06%	(0.14)%		(1.70)%		(27.30)%
Portfolio turnover rate(5)	131%		297%	115%	141%		182%		154%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$87,500		$85	$9	$113		$113		$156,000
Asset Coverage Per $1,000 (000s)	$2,688		$3,028	$2,757	$3,264		$2,984		$2,709

*	Based on average shares outstanding.
(1)	Less than $0.005.
(2)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported and that all rights in the Fund's rights offering were exercised. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized. Total returns include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes and may differ from those reported to the market.
(3)	In 2016, 0.07% of the Fund's total return consists of a reimbursement by the Adviser for a realized investment loss. Excluding this item, total return would have been (5.43)%.
(4)	Annualized.
(5)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2020	35

Clough Global Opportunities Fund	Financial Highlights
For a share outstanding throughout the years indicated

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$10.56		$10.63	$12.09	$11.07		$12.92	$14.11
Income from investment operations:
Net investment loss*	(0.03)		(0.04)	(0.01)	(0.02)		(0.15)	(0.35)
Net realized and unrealized gain/(loss) on investments	(0.84)		1.03	(0.35)	2.11		(0.54)	0.36
Total Income/(Loss) from Investment Operations	(0.87)		0.99	(0.36)	2.09		(0.69)	0.01

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.53)		–	–	(0.14)		–	–
Net realized gains	–		(0.71)	(0.76)	–		(0.18)	(1.19)
Tax return of capital	–		(0.35)	(0.45)	(0.93)		(0.98)	–
Total Distributions to Common Shareholders	(0.53)		(1.06)	(1.21)	(1.07)		(1.16)	(1.19)

CAPITAL SHARE TRANSACTIONS:
Accretive/(Dilutive) impact of capital share transactions	–		–	0.11	(0.00	)(1)	–	(0.01)
Total Capital Share Transactions	–		–	0.11	(0.00	)(1)	–	(0.01)
Net asset value - end of period	$9.16		$10.56	$10.63	$12.09		$11.07	$12.92
Market price - end of period	$7.92		$9.19	$9.56	$11.42		$9.04	$11.25
Total Investment Return - Net Asset Value:(2)	(7.78)%		11.08%	(1.78)%	20.99%		(3.48)%	1.13%
Total Investment Return - Market Price:(2)	(8.38)%		7.49%	(6.48)%	39.95%		(9.49)%	1.93%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$295,105		$340,278	$342,584	$623,361		$570,931	$666,588
Ratios to average net assets attributable to common shareholders:
Total expenses	4.02	%(3)	4.14%	3.81%	3.23%		4.32%	4.62%
Total expenses excluding interest expense and dividends on short sales expense	2.46	%(3)	2.33%	2.26%	2.27%		2.73%	2.82%
Net investment loss	(0.60	)%(3)	(0.39)%	(0.05)%	(0.16)%		(1.33)%	(2.47)%
Portfolio turnover rate(4)	141%		306%	120%	165%		191%	176%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$178,000		$178,000	$207,000	$292,000		$292,000	$388,900
Asset Coverage Per $1,000 (000s)	$2,658		$2,912	$2,655	$3,135		$2,955	$2,714

*	Based on average shares outstanding.
(1)	Less than $0.005.
(2)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.

36	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
April 30, 2020 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004, January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non-diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the “Board”) may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE American LLC and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) Topic 946 – Investment Companies.

The net asset value (“NAV”) per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by a Fund at times when the Fund is not open for business. As a result, each Fund’s NAV may change at times when it is not possible to purchase or sell shares of that Fund.

Investment Valuation: Securities, held by each Fund, for which exchange quotations are readily available, are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Money market funds are valued based on the closing NAV. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the Board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Semi-Annual Report | April 30, 2020	37

Clough Global Funds	Notes to Financial Statements
April 30, 2020 (Unaudited)

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of April 30, 2020, in valuing each Fund’s investments carried at value.

Clough Global Dividend and Income Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$73,602,451	$–	$–	$73,602,451
Preferred Stocks	1,267,578	–	–	1,267,578
Rights	30,486	–	–	30,486
Purchased Options	313,120	–	–	313,120
Corporate Bonds	–	14,542,720	–	14,542,720
Asset-Backed Securities	–	73,785	–	73,785
Government & Agency Obligations	–	38,428,601	–	38,428,601
Short-Term Investments	1,616,859	–	–	1,616,859
TOTAL	$76,830,494	$53,045,106	$–	$129,875,600

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$3,595,499	$–	$–	$3,595,499
Total Return Swap Contracts**	–	207,360	–	207,360

Liabilities
Securities Sold Short
Common Stocks	(11,642,564)	–	–	(11,642,564)
Exchange Traded Funds	(815,982)	–	–	(815,982)
Total Return Swap Contracts**	–	(6,271)	–	(6,271)
TOTAL	$(8,863,047)	$201,089	$–	$(8,661,958)

38	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
April 30, 2020 (Unaudited)

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$10,448,865	$–	$–	$10,448,865
Consumer Discretionary	31,916,622	–	–	31,916,622
Consumer Staples	2,394,012	–	–	2,394,012
Energy	825,253	–	–	825,253
Financials	39,502,209	–	–	39,502,209
Health Care	31,307,541	–	2,336,543	33,644,084
Industrials	1,383,339	–	–	1,383,339
Information Technology	64,057,714	–	–	64,057,714
Real Estate	8,037,941	–	–	8,037,941
Preferred Stocks	179,534	–	–	179,534
Rights	44,499	–	–	44,499
Purchased Options	963,185	–	–	963,185
Government & Agency Obligations	–	39,433,129	–	39,433,129
Short-Term Investments	638,559	–	–	638,559
TOTAL	$191,699,273	$39,433,129	$2,336,543	$233,468,945

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$6,283,424	$–	$–	$6,283,424
Total Return Swap Contracts**	–	363,588	–	363,588

Liabilities
Securities Sold Short
Common Stocks	(20,673,713)	–	–	(20,673,713)
Exchange Traded Funds	(17,881,754)	–	–	(17,881,754)
Total Return Swap Contracts**	–	(16,325)	–	(16,325)
TOTAL	$(32,272,043)	$347,263	$–	$(31,924,780)

Semi-Annual Report | April 30, 2020	39

Clough Global Funds	Notes to Financial Statements
April 30, 2020 (Unaudited)

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$22,427,655	$–	$–	$22,427,655
Consumer Discretionary	57,347,339	–	–	57,347,339
Consumer Staples	4,840,521	–	–	4,840,521
Energy	1,668,018	–	–	1,668,018
Financials	75,699,486	–	–	75,699,486
Health Care	58,770,917	–	6,158,835	64,929,752
Industrials	2,781,813	–	–	2,781,813
Information Technology	119,406,821	–	–	119,406,821
Real Estate	15,591,567	–	–	15,591,567
Preferred Stocks	2,242,158	–	–	2,242,158
Rights	42,560	–	–	42,560
Purchased Options	1,941,705	–	–	1,941,705
Corporate Bonds	–	21,724,346	–	21,724,346
Government & Agency Obligations	–	75,436,118	–	75,436,118
Short-Term Investments	6,652,627	–	–	6,652,627
TOTAL	$369,413,187	$97,160,464	$6,158,835	$472,732,486

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$12,586,402	$–	$–	$12,586,402
Total Return Swap Contracts**	–	772,311	–	772,311

Liabilities
Securities Sold Short
Common Stocks	(41,258,566)	–	–	(41,258,566)
Exchange Traded Funds	(36,081,767)	–	–	(36,081,767)
Total Return Swap Contracts**	–	(32,862)	–	(32,862)
TOTAL	$(64,753,931)	$739,449	$–	$(64,014,482)

*	For detailed sector descriptions, see the accompanying Statements of Investments.

**	Futures contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough”) believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of each Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Funds’ Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

40	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
April 30, 2020 (Unaudited)

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Clough Global Equity Fund

Investments in Securities	Balance as of October 31, 2019	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of April 30, 2020	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at April 30, 2020
Common Stocks	$2,364,539	$–	$(27,996)	$–	$–	$–	$–	$2,336,543	$(27,996)
Total	$2,364,539	$–	$(27,996)	$–	$–	$–	$–	$2,336,543	$(27,996)

Clough Global Opportunities Fund

Investments in Securities	Balance as of October 31, 2019	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of April 30, 2020	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at April 30, 2020
Common Stocks	$6,250,289	$–	$(91,454)	$–	$–	$–	$–	$6,158,835	$(91,454)
Total	$6,250,289	$–	$(91,454)	$–	$–	$–	$–	$6,158,835	$(91,454)

The following is a summary of valuation techniques and quantitative information used in determining the fair value of each Fund’s Level 3 investments at April 30, 2020:

Fund	Sector	Fair Value	Valuation Technique	Unobservable Input(a)	Range / Premium
Clough Global Equity Fund	Health Care	$1,565,810	Recent Financings	Transaction Price	N/A
			Accomplishment & Goals
			and Index Performance
		770,733	Method	Transaction Price	N/A

Clough Global Opportunities Fund	Health Care	$3,641,051	Recent Financings	Transaction Price	N/A
			Accomplishment & Goals
			and Index Performance
		2,517,784	Method	Transaction Price	N/A

(a)          A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Transaction Price	Increase	Decrease

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets and the values are presented at the foreign exchange rates at market close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held.

Semi-Annual Report | April 30, 2020	41

Clough Global Funds	Notes to Financial Statements
April 30, 2020 (Unaudited)

The effect of changes in foreign currency exchange rates on investments is reported with investment securities realized and unrealized gains and losses in the Funds’ Statements of Operations.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency spot contracts are reported in the Funds’ Statements of Assets and Liabilities as a receivable for investments sold or a payable for investments purchased and in the Funds’ Statements of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

A Fund may realize a gain or loss upon the closing or settlement of the foreign transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statements of Operations.

Exchange Traded Funds: Each Fund may invest in Exchange Traded Funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for securities sold short which is held with one counterparty. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred by the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock. Since the Funds intend to hold securities sold short for the short term, these securities are excluded from the purchases and sales of investment securities in Note 4 and each Fund’s Portfolio Turnover in the Financial Highlights.

42	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
April 30, 2020 (Unaudited)

Derivatives Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund's investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Risk Factors: In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options. The interest incurred, if any, on the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable by the Funds, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The Funds engaged in purchased and written options during the six months ended April 30, 2020.

Semi-Annual Report | April 30, 2020	43

Clough Global Funds	Notes to Financial Statements
April 30, 2020 (Unaudited)

Futures Contracts: Each Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If a Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If a Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables, if any, are recorded for financial statement purposes as variation margin payable or variation margin receivable by each Fund. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. The cash amount, if any, is reported on the Statements of Assets and Liabilities as Deposit with broker for futures contracts which is held with one counterparty. Management has reviewed the futures agreement under which the futures contracts are traded and has determined that the Funds do not have the right to set-off, and therefore the futures contracts are not subject to enforceable netting arrangements.

The Funds enter into such transactions for hedging and other appropriate risk-management purposes or to increase return. While a Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Funds’ portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. During the six months ended April 30, 2020, the Funds did not invest in futures contracts.

Swaps: A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for total return swap contracts which is held with one counterparty.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. During the six months ended April 30, 2020, the Funds invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices.

44	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
April 30, 2020 (Unaudited)

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. As of and during the six months ended April 30, 2020, each Fund held no warrants or rights.

The effect of derivatives instruments on each Fund’s Statement of Assets and Liabilities as of April 30, 2020:

	Asset Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value
Clough Global Dividend and Income Fund
Foreign Currency Contracts (Futures Contracts)	Variation margin receivable	$3,595,499	(a)
Equity Contracts (Purchased Options)	Investments, at value	313,120
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	207,360
		$4,115,979
Clough Global Equity Fund
Foreign Currency Contracts (Futures Contracts)	Variation margin receivable	$6,283,424	(a)
Equity Contracts (Purchased Options)	Investments, at value	963,185
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	363,588
		$7,610,197
Clough Global Opportunities Fund
Foreign Currency Contracts (Futures Contracts)	Variation margin receivable	$12,586,402	(a)
Equity Contracts (Purchased Options)	Investments, at value	1,941,705
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	772,311
		$15,300,418

	Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value
Clough Global Dividend and Income Fund
Foreign Currency Contracts (Futures Contracts)	Variation margin payable	$(32,650	)(a)
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	(6,271)
Total		$(38,921)
Clough Global Equity Fund
Foreign Currency Contracts (Futures Contracts)	Variation margin payable	$(55,438	)(a)
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	(16,325)
Total		$(71,763)
Clough Global Opportunities Fund
Foreign Currency Contracts (Futures Contracts)	Variation margin payable	$(111,588	)(a)
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	(32,862)
Total		$(144,450)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only the current day's net variation margin is reported within the Statements of Assets and Liabilities.

Semi-Annual Report | April 30, 2020	45

Clough Global Funds	Notes to Financial Statements
April 30, 2020 (Unaudited)

The effect of derivatives instruments on each Fund's Statement of Operations for the six months ended April 30, 2020:

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income

Clough Global Dividend and Income	Fund
Foreign Currency Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$837,785	$3,595,499
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	–	53,411
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	450,587	102,527
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	1,341,047	(24,595)
Total		$2,629,419	$3,726,842

Clough Global Equity Fund
Foreign Currency Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$1,442,418	$6,283,424
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	–	(89,565)
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	1,662,334	(36,589)
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	(4,143,118)	(40,992)
Total		$(1,038,366)	$6,116,278

Clough Global Opportunities Fund
Foreign Currency Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$2,909,345	$12,586,402
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	–	(177,471)
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	3,368,589	(82,426)
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	(8,310,820)	(84,034)
Total		$(2,032,886)	$12,242,471

46	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
April 30, 2020 (Unaudited)

The average total return swap contracts notional amount during the six months ended April 30, 2020, is noted below for each of the Funds.

Fund	Average Total Return Swap Contracts Notional Amount
Clough Global Dividend and Income Fund	$901,889
Clough Global Equity Fund	2,993,299
Clough Global Opportunities Fund	6,027,621

The average monthly notional value of options contracts outstanding during the six months ended April 30, 2020, is noted below for each of the Funds.

Fund	Average Purchased Option Contract Notional Amount	Average Written Option Contract Notional Amount
Clough Global Dividend and Income Fund	$29,429,897	$27,876,601
Clough Global Equity Fund	59,699,644	54,534,947
Clough Global Opportunities Fund	120,300,563	110,189,792

The average monthly notional value of futures contracts outstanding during the six months ended April 30, 2020, is noted below for each of the Funds.

Fund	Average Futures Contracts Notional Amount
Clough Global Dividend and Income Fund	$324,938,700
Clough Global Equity Fund	554,265,981
Clough Global Opportunities Fund	1,115,426,944

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

Semi-Annual Report | April 30, 2020	47

Clough Global Funds	Notes to Financial Statements
April 30, 2020 (Unaudited)

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of April 30, 2020.

Offsetting of Derivatives Assets

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount
Clough Global Dividend and Income Fund
Total Return Swap Contracts	$207,360	$–	$207,360	$–	$–	$207,360
Total	$207,360	$–	$207,360	$–	$–	$207,360

Clough Global Equity Fund
Total Return Swap Contracts	$363,588	$–	$363,588	$–	$–	$363,588
Total	$363,588	$–	$363,588	$–	$–	$363,588

Clough Global Opportunities Fund
Total Return Swap Contracts	$772,311	$–	$772,311	$–	$–	$772,311
Total	$772,311	$–	$772,311	$–	$–	$772,311

Offsetting of Derivatives Liabilities

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount
Clough Global Dividend and Income Fund
Total Return Swap Contracts	$6,271	$–	$6,271	$–	$(6,271)	$–
Total	$6,271	$–	$6,271	$–	$(6,271)	$–

Clough Global Equity Fund
Total Return Swap Contracts	$16,325	$–	$16,325	$–	$(16,325)	$–
Total	$16,325	$–	$16,325	$–	$(16,325)	$–

Clough Global Opportunities Fund
Total Return Swap Contracts	$32,862	$–	$32,862	$–	$(32,862)	$–
Total	$32,862	$–	$32,862	$–	$(32,862)	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged, which is disclosed in the Statements of Investments.

48	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
April 30, 2020 (Unaudited)

Restricted Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (generally, 5% of its value) in restricted securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Restricted securities as of April 30, 2020 were as follows:

		% of	Acquisition
Fund	Security	Net Assets	Date	Shares	Cost	Value
Clough Global Dividend and Income	Fund Broadcom, Inc.	0.41%	4/21/2020	300,000	334,136	336,595
	Carvana Co.	0.60%	4/24/2020	500,000	495,010	491,875
	Centene Corp.	0.20%	4/16/2020	160,000	164,376	164,568
	Massachusetts Mutual Life
	Insurance Co.	0.38%	4/29/2020	300,000	314,625	308,247
			04/16/2020-
	Norton LifeLock, Inc.	0.74%	04/23/2020	600,000	614,090	606,750
	Trinity Capital, Inc.	0.72%	1/9/2020	22,400	560,000	585,200
Total		3.05%			$2,482,237	$2,493,235

Clough Global Equity Fund	Alphamab Oncology	0.01%	12/6/2019	6,922	9,109	15,179
	Amphivena Therapeutics	0.81%	4/8/2019	334,425	1,199,997	1,199,997
	Arcellx, Inc.	0.25%	8/8/2019	234,345	365,813	365,813
	Centrexion Therapeutics	0.49%	12/18/2017	66,719	701,250	723,701
	Idorsia, Ltd.	0.23%	7/11/2018	11,639	300,112	336,660
Total		1.79%			$2,576,281	$2,641,350

Clough Global Opportunities Fund	Alphamab Oncology	0.01%	12/6/2019	14,036	18,470	30,779
	Amphivena Therapeutics	0.95%	4/8/2019	780,326	2,799,997	2,799,997
	Arcellx, Inc.	0.29%	8/8/2019	538,792	841,054	841,054
	Centrexion Therapeutics	0.80%	12/18/2017	217,952	2,290,759	2,364,125
	Massachusetts Mutual Life
	Insurance Co.	0.30%	4/29/2020	850,000	891,438	873,367
	Norton LifeLock, Inc.	0.41%	4/23/2020	1,200,000	1,223,900	1,213,500
	Trinity Capital, Inc.	0.65%	1/9/2020	73,600	1,840,000	1,922,800
Total		3.40%			$9,905,618	$10,045,622

Income Taxes: Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of and during the six months ended April 30, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months ended April 30, 2020, the Funds did not incur any interest or penalties.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund intends to make a dividend distribution each month to Common Shareholders after payment of interest on any outstanding borrowings. Any net capital gains earned by a Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Fund on the ex-dividend date. Each Fund has received approval from the Securities and Exchange Commission (the “Commission”) for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 there under permitting each Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of a Fund with respect to its Common Shares calls for periodic (e.g. quarterly/monthly) distributions in an amount equal to a fixed percentage of each Fund’s average NAV over a specified period of time or market price per common share at or about the time of distributions or pay-out of a level dollar amount.

Effective August 2017, each Fund’s Board approved a managed dividend distribution rate of 10% of each Fund’s prior month average NAV. Subject to certain conditions, these distribution policies remained in effect through July 2019. Effective August 2019, as approved by each Fund’s Board, each Fund will pay monthly distributions in an amount not less than the average distribution rate of a peer group of closed-end funds selected by the Board. Subject to certain conditions, these distribution policies will remain in effect through July 2021.

Semi-Annual Report | April 30, 2020	49

Clough Global Funds	Notes to Financial Statements
April 30, 2020 (Unaudited)

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income and Dividend expense-short sales are recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations.

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in NAV. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Funds being subject to larger short-term declines in value compared to other types of investments.

The Funds may have elements of risk due to their investments in foreign issuers located in various countries outside the U.S. Such investments may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

A novel coronavirus and the resulting COVID-19 respiratory infection have resulted in a global pandemic and major disruption to economies and markets around the world. The pandemic has led to extreme short-term market volatility and may have adverse long-term effects on U.S. and world economies. Liquidity for many instruments has been reduced, and some sectors of the economy and individual issuers have experienced particularly large losses. The economic impacts of the global pandemic may adversely impact the Funds’ ability to reach their investment objectives and may adversely affect the value and liquidity of the Funds’ investments. Because of uncertainties in valuation, values reflected in these financial statements may differ from the value received upon sales of those investments. These circumstances may continue for an extended period of time, and may adversely affect the value and liquidity of the Funds’ investments.

50	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
April 30, 2020 (Unaudited)

2. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

The tax character of the distributions paid by the Funds during the year ended October 31, 2019, were as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Clough Global Dividend and Income Fund
October 31, 2019	$1,333,885	$2,954,297	$4,638,158	$8,926,340
Clough Global Equity Fund
October 31, 2019	$1,854,514	$13,371,083	$–	$15,225,597
Clough Global Opportunities Fund
October 31, 2019	$6,036,321	$16,649,498	$11,314,158	$33,999,977

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of April 30, 2020, were as follows:

	Clough Global Dividend and Income	Clough Global Equity	Clough Global Opportunities
	Fund	Fund	Fund
Gross appreciation (excess of value over tax cost)(a)	$12,447,829	$26,180,096	$50,961,850
Gross depreciation (excess of tax cost over value)(a)	(11,759,230)	(23,973,883)	(47,356,300)
Net unrealized appreciation	$688,599	$2,206,213	$3,605,550
Cost of investments for income tax purposes	$120,525,043	$199,337,952	$405,112,454

(a)Includes appreciation/(depreciation) on securities sold short.

The difference between book and tax basis unrealized appreciation is attributable primarily to wash sales and tax treatment of certain other investments.

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized for each Fund.

The Board of each Fund announced, on April 20, 2015, that it had approved a share repurchase program in accordance with Section 23(c) of the 1940 Act. Under the share repurchase program, each Fund may purchase up to 5% of its outstanding common shares as of April 9, 2015, in the open market, through the Funds’ fiscal year end of October 31, 2015. The Board of each Fund approved, in October 2015, to extend the share repurchase program through the Funds’ fiscal year end of October 31, 2016. The Board of each Fund approved, in December 2016, to extend the share repurchase program through the Funds’ fiscal year end of October 31, 2017. In April 2017, the Board temporarily suspended the share repurchase program in light of prevailing discount rates.

On October 13, 2017, the Funds commenced tender offers which expired on November 10, 2017. Each Fund’s tender offer was oversubscribed, and as a result, Clough Global Equity Fund and Clough Global Opportunities Fund purchased 37.5% of its respective outstanding common shares of beneficial interest and Clough Global Dividend and Income Fund purchased 32.5% of its outstanding common shares of beneficial interest. A total of 4,998,066, 10,052,547 and 31,646,419 shares, for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, were properly tendered and not withdrawn. The Funds accepted 3,373,469, 6,615,414 and 19,334,647 shares, for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, for cash payment totaling $49,421,321, $95,394,270 and $232,209,110 at a purchase price of $14.65, $14.42 and $12.01 per common share for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, which is 98.5% of the net asset value per common share determined as of the close of the regular trading session of the NYSE on November 13, 2017. Accordingly, on a pro rata basis, Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund accepted approximately 67%, 66% and 61%, respectively, of the shares properly tendered.

Semi-Annual Report | April 30, 2020	51

Clough Global Funds	Notes to Financial Statements
April 30, 2020 (Unaudited)

In a rights offering that expired on August 23, 2019, Clough Global Dividend and Income Fund shareholders exercised rights to purchase 1,401,287 shares at $10.42 per share for proceeds, net of expenses of $176,000, of $14,425,411. The subscription price of $10.42 per share was established on August 23, 2019, which represented 85% of the reported net asset value on August 23, 2019.

In a rights offering that expired on August 23, 2019, Clough Global Equity Fund shareholders exercised rights to purchase 2,205,138 shares at $11.24 per share for proceeds, net of expenses of $203,000, of $24,582,751. The subscription price of $11.24 per share was established on August 23, 2019, which represented 95% of the reported market price per share, based on the average of the last reported sales price of a common share on the Exchange for the five trading days preceding August 23, 2019.

Transactions in common shares were as follows:

	Clough Global Dividend and Income
	Fund
	For the Six Months	For the
	Ended April 30,	Year Ended
	2020	October 31, 2019
Common Shares Outstanding - beginning of period	8,407,724	7,006,437
Sale of Shares	–	1,401,287
Common Shares Outstanding - end of period	8,407,724	8,407,724

Transactions in common shares were as follows:

	Clough Global Equity Fund
	For the Six Months	For the
	Ended April 30,	Year Ended
	2020	October 31, 2019
Common Shares Outstanding - beginning of period	13,230,829	11,025,691
Sale of Shares	–	2,205,138
Common Shares Outstanding - end of period	13,230,829	13,230,829

Transactions in common shares were as follows:

	Clough Global Opportunities Fund
	For the Six Months	For the
	Ended April 30,	Year Ended
	2020	October 31, 2019
Common Shares Outstanding - beginning of period	32,224,412	32,224,412
Common Shares Outstanding - end of period	32,224,412	32,224,412

52	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
April 30, 2020 (Unaudited)

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding securities sold short intended to be held for less than one year and short-term securities, for the six months ended April 30, 2020, are listed in the table below.

Fund	Cost of Investments Purchased	Proceeds From Investments Sold	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Clough Global Dividend and Income Fund	$118,459,925	$137,840,057	$60,862,967	$37,969,590
Clough Global Equity Fund	249,786,035	250,573,272	72,453,157	57,092,522
Clough Global Opportunities Fund	544,837,743	569,358,976	132,310,179	107,082,972

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough serves as each Fund’s investment adviser pursuant to an Investment Advisory Agreement (each an “Advisory Agreement” and collectively, the “Advisory Agreements”) with each Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.70%, 0.90% and 1.00% based on Clough Global Dividend and Income Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets, computed daily and payable monthly. ALPS Fund Services, Inc. (“ALPS”) serves as each Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with each Fund. As compensation for its services to each Fund, ALPS receives an annual administration fee based on each Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by each Fund, with the exception of advisory fees, interest, dividend expenses tied to short sales, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, costs of preferred shares, certain expenses related to regulatory filings and extraordinary expenses.

Both Clough and ALPS are considered to be “affiliates” of the Funds as defined in the 1940 Act.

6. COMMITTED FACILITY AGREEMENT AND LENDING AGREEMENT

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). On April 30, 2020, the pledged collateral was valued at $77,889,395, $155,265,732 and $312,815,615 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 0.70% on the amount borrowed and 0.65% on the undrawn balance. Each Fund also pays a one-time arrangement fee of 0.25% on (i) the Initial Limit and (ii) any increased borrowing amount in the excess of the Initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund.

The Maximum Commitment Financing allowed under the Agreement is $50,500,000, $87,500,000 and $178,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. For the six months ended April 30, 2020, the average borrowings outstanding for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $50,123,896, $86,367,788 and $178,000,000, respectively, and the average interest rate for the borrowings was 2.29%. As of April 30, 2020, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $50,500,000, $87,500,000 and $178,000,000, respectively. The interest rate applicable to the borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on April 30, 2020, was 1.26%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re-register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the year in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Semi-Annual Report | April 30, 2020	53

Clough Global Funds	Notes to Financial Statements
April 30, 2020 (Unaudited)

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings. As of April 30, 2020, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $23,297,017, $63,482,052 and $133,777,296, respectively.

The Board has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the six months ended April 30, 2020.

Each Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Hypothecated securities income on the Statements of Operations. The interest incurred on borrowed amounts is recorded as Interest on loan in the Statements of Operations, a part of Total Expenses.

54	www.cloughglobal.com

Clough Global Funds	Dividend Reinvestment Plan
April 30, 2020 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in each Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re–invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non–participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from a Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open–Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open–Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex–dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open–Market Purchases. If, before the Plan Administrator has completed its Open–Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open–Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open–Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open–Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by a Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open–Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

Semi-Annual Report | April 30, 2020	55

Clough Global Funds	Additional Information
April 30, 2020 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

Each Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Funds’ website at http://www.cloughglobal.com. Information regarding how each Fund voted proxies relating to portfolio securities held by each Fund for the period ended June 30, are available without charge, upon request, by contacting the Funds at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Commission for each fiscal quarter on Form N-PORT within 60 days after the end of the period. Copies of the Funds’ Form N-PORT are available without a charge, upon request, by contacting the Funds at 1–877–256–8445 and on the Commission’s website at http://www.sec.gov.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that each Fund may purchase at market prices from time to time shares of its common stock in the open market.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. Each Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for each Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the period ended April 30, 2020				% Breakdown of the Total Cumulative Distributions for the period ended April 30, 2020
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share

Clough Global Dividend and Income Fund	$ 0.0875	$ 0.0993	$ 0.4172	$ 0.6040	14.49%	16.43%	69.08%	100.00%
Clough Global Equity Fund	$ 0.0106	$ 0.6032	$ 0.0417	$ 0.6555	1.62%	92.01%	6.37%	100.00%
Clough Global Opportunities Fund	$ 0.0061	$ 0.2291	$ 0.2977	$ 0.5329	1.14%	42.99%	55.86%	100.00%

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, each Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by each Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. Each Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

56	www.cloughglobal.com

Clough Global Funds	Investment Advisory Agreement Approval
April 30, 2020 (Unaudited)

On April 29, 2020, the Board of Trustees (the “Board” or the “Trustees”) of each of Clough Global Dividend and Income Fund (“GLV”), Clough Global Equity Fund (“GLQ”) and Clough Global Opportunities Fund (“GLO” and together with GLV and GLQ, each, a “Fund” and collectively, the “Funds”) met in person to, among other things, review and consider the renewal of the Investment Advisory Agreement with each Fund (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”). During their review of each Advisory Agreement, the Trustees, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Prior to the beginning of their review of the Advisory Agreements, counsel to the Funds, who also serves as independent counsel to the Independent Trustees, discussed with the Trustees their role and fiduciary responsibilities in general and also specifically under the 1940 Act with respect to the renewal of each Advisory Agreement.

Representatives from Clough discussed Clough’s materials relating to the Trustees’ consideration of renewal of the Advisory Agreements. It was noted that included in the Board materials were responses by Clough to a request letter prepared by legal counsel on behalf of the Independent Trustees to the Funds to assist the Board in evaluating whether to renew the Advisory Agreements (the “15(c) Materials”). It was also noted that the 15(c) Materials were extensive, and included information relating to: each Fund’s investment results, portfolio composition, advisory fee and expense comparisons and profitability to Clough; financial information regarding Clough; descriptions of policies, including compliance monitoring and portfolio trading practices; information about the personnel providing investment management services to the Funds; and the nature of services provided under each Advisory Agreement. In addition, the Independent Trustees considered information provided to them at prior Board meetings in presentations from Clough Capital representatives.

The Board considered the organizational structure and business operations of Clough. The Board also considered the qualifications of Clough and its principals to act as each Fund’s investment adviser. The Board considered the professional experience of the portfolio managers, Charles I. Clough, Jr. and Robert Zdunczyk, (collectively, the “Portfolio Managers”), emphasizing that each of the Portfolio Managers had substantial experience as an investment professional. The Trustees acknowledged their familiarity with the expertise and standing in the investment community of the Portfolio Managers, and their satisfaction with the expertise of Clough and the services provided by Clough to the Funds. The Trustees concluded that the portfolio management team was well qualified to serve the Funds in those functions.

The Board considered various investment products managed by Clough other than the Funds. The Board also considered the adequacy of Clough’s facilities. The Trustees concluded that Clough appeared to have adequate procedures and personnel in place to ensure compliance by Clough with applicable law and with each Fund’s investment objectives and restrictions.

The Board considered the terms of the Advisory Agreements, pursuant to which Clough receives a fee of 0.70%, 0.90% and 1.00% based on the average daily total assets of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. The Trustees considered the fees charged by Clough to other clients for which it provides comparable service, Clough’s balance sheet for the year ended December 31, 2018, and a profit and loss analysis as it relates to Clough’s advisory business.

The Board considered Clough’s procedures relating to compliance and oversight, a copy of which was included in the Board materials. The Board further considered information provided by Clough on whether Clough has experienced or anticipates it may experience conflicts of interest in managing the Funds. The Board considered that the materials contained information regarding Clough’s business continuity and disaster recovery plans as well as steps Clough has undertaken to reasonably detect and prevent cybersecurity crimes. The Board also considered information related to Clough’s trading activities and how Clough monitors best execution. The Board considered the possible benefits Clough may accrue because of its relationship with the Funds as well as potential benefits that accrue to the Funds because of their relationship with Clough. The Board considered that, other than soft dollar arrangements, Clough does not realize any direct benefits due to the allocation of brokerage and related transactions on behalf of the Funds.

The Board considered materials regarding the comparability of the investment advisory fees of the Funds with the investment advisory fees of other investment companies (each, an “Expense Group”), which had been prepared by Strategic Insight, an Asset International Company (“Strategic Insight”). The Board also considered information in the Strategic Insight report regarding each Fund’s investment performance as well as comparisons of each Fund’s performance with the performance during similar periods of other funds in its Expense Group and comparisons of cost and expense structures of each Fund with the cost and expense structures of other funds in the relevant Expense Group, and related matters.

The Board took into consideration that the Funds may be unique in the registered fund marketplace and that Strategic Insight had a difficult time presenting a large peer group for comparison. For each Fund, the Board considered fees from other leveraged closed-end investment companies that Strategic Insight classified as “global funds” versus Clough Global Dividend and Income Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s fees as part of the expense group (the “Expense Group”). The Board considered the extent to which each Fund utilizes leverage and short sales, thereby increasing its investment-related expenses and concluded that the use of leverage and short sales is an important part of each Fund’s investment strategy to attempt to meet each Fund’s investment objective. The Board also considered that investment related expenses should be viewed as operational in nature and should not be considered a management expense. The Board further considered that Strategic Insight defined investment related expenses to include, but not be limited to, dividends on securities sold short, interest expense, reverse repurchase agreements, swaps, tender costs, and auction fees.

Semi-Annual Report | April 30, 2020	57

Clough Global Funds	Investment Advisory Agreement Approval
April 30, 2020 (Unaudited)

For GLV, the Board considered that the investment advisory fee for managed assets in the Expense Group ranged from GLV’s low of 0.70% to 1.105%. For GLV, the Board also considered that as reported by Strategic Insight, the net total expense ratio for the Expense Group on managed assets, excluding investment related expenses, ranged from the low of 0.972% to 1.429%, with a median of 1.107% and GLV at 1.091%.

For GLQ, the Board considered that the investment advisory fee for managed assets in the Expense Group ranged from 0.850% to 1.000%, with GLQ at 0.900%. For GLQ, the Board also considered that as reported by Strategic Insight, the net total expense ratio for the Expense Group on managed assets, excluding investment related expenses, ranged from 0.972% to 1.518%, with a median of 1.107% and GLQ at 1.288%.

For GLO, the Board considered that the investment advisory fee for managed assets in the Expense Group ranged from 0.850% to 1.105%, with GLO at the median of 1.000%. For GLO, the Board also considered that as reported by Strategic Insight, the net total expense ratio for the Expense Group on managed assets, excluding investment related expenses, ranged from 0.972% to 1.429%, with a median of 1.160% and GLO at 1.356%.

The Trustees took into consideration each Fund’s performance as compared to the performance of each Fund’s Expense Group for the one year ended February 20, 2020.

•	For GLV, the one year net total return performance data for GLV’s Expense Group ranged from a high of 7.04% to a low of 0.61% with a median of 4.20%. GLV’s performance was 4.00%.

•	For GLQ, the one year net total return performance data for GLQ’s Expense Group ranged from a high of 5.19% to a low of -2.64% with a median of 2.01%. GLQ’s performance was 3.42%.

•	For GLO, the one year total return performance data for GLO’s Expense Group ranged from a high of 8.16% to a low of 0.61% with a median of 5.19%. GLO’s performance was 8.16%.

The Trustees also considered each Fund’s performance as compared to the performance of each Fund’s Expense Group for the one year ended December 31, 2019.

•	For GLV, the 2019 annual net total return performance data for GLV’s Expense Group ranged from a high of 30.14% to a low of 13.22% with a median of 25.55% and GLV at 13.22%.

•	For GLQ, the 2019 annual net total return performance data for GLQ’s Expense Group ranged from a high of 33.59% to a low of 20.70% with a median of 26.33% and GLQ at 20.70%.

•	For GLO, the 2019 annual net total return performance data for GLO’s Expense Group ranged from a high of 30.14% to a low of 22.21% with a median of 26.53% and GLO at 22.81%.

The Trustees also considered the profit and loss information on each Fund provided by Clough.

The Independent Trustees met in executive session and with the assistance of legal counsel reviewed and discussed in more detail the information that had been presented relating to Clough, the Advisory Agreements and Clough’s profitability.

After executive session, the Board of Trustees of the Fund, present in person, with the Independent Trustees present in person voting separately, unanimously concluded that the investment advisory fee of 0.70% of Clough Global Dividend and Income Fund’s total assets, 0.90% of Clough Global Equity Fund’s total assets and 1.00% of Clough Global Opportunities Fund’s total assets are fair and reasonable for each respective Fund and that the renewal of each Advisory Agreement is in the best interests of each respective Fund and its shareholders.

58	www.cloughglobal.com

Page Intentionally Left Blank

2020
SEMI-ANNUAL
REPORT

The Funds are neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Funds, please visit www.cloughglobal.com or call 1–877–256–8445.

Secondary market support provided to the Funds by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm
1290 Broadway, Suite 1000, Denver, CO 80203

Item 2. Code of Ethics.

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6. Investments.

a.	Schedule I – Investments in securities of unaffiliated issuers is included as part of the Report to Stockholders filed under Item 1 of this form.
b.	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

a.	Not applicable to semi-annual report.
b.	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 13. Exhibits.

(a)(1) Not applicable to semi-annual report.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated September 21, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 13(c).

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Bradley J. Swenson
Bradley J. Swenson
President/Principal Executive Officer

Date:	July 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Bradley J. Swenson
Bradley J. Swenson
President/Principal Executive Officer

Date:	July 2, 2020

By:	/s/ Jill Kerschen
Jill Kerschen
Treasurer/Principal Financial Officer

Date:	July 2, 2020